                                                                    EXHIBIT 10.1

                                      LEASE

     THIS LEASE (this "Lease"), is made and entered into this 19TH day of JANUARY, 2001, between Al Neyer, Inc., an Ohio corporation, ("Landlord") and Cintech Solutions, Inc., an Ohio corporation, ("Tenant") under the following circumstances:

     A. Landlord and Tenant desire that Landlord construct the Building Improvements (as defined in Section 4(a) hereof) on approximately 2.25 acres of land located in the City of Blue Ash, Hamilton County, Ohio, more particularly described in Exhibit "A" attached hereto (the "Land"), which Building Improvements and the Land (collectively the "Premises") are to be used by Tenant in its business operations upon completion of the construction thereof.

     B. Upon Substantial Completion (as defined in Section 2(a) hereof) of the construction of the Building Improvements on the Land, Landlord and Tenant agree that Tenant shall lease the Premises from Landlord upon the terms and conditions set forth herein.

     NOW, THEREFORE, Landlord, for and in consideration of the rents to be paid and the covenants and promises of Tenant as hereinafter set forth, hereby leases the Premises to Tenant; TO HAVE AND TO HOLD the same subject to all terms, conditions, covenants and agreements of this Lease.

1.   LEASE OF PREMISES

     (a) Landlord, for and in consideration of the rents, covenants and agreements to be paid and performed by Tenant hereunder, hereby leases to Tenant and Tenant hereby leases from Landlord, subject to the terms of this Lease, the Premises, together with any and all of Landlord's easements and appurtenances in adjoining and adjacent land, highways, roads, streets and lanes, whether public or private, reasonably required for the installation, maintenance, operation and service of sewer, water, gas, power, and other utility lines, and for driveways and approaches to and from abutting highways, for the use and benefit of the Premises, and including any and all buildings, additions and improvements now located or to be constructed and installed on the Premises by Landlord, including, without limitation, the Building (as defined in Section 4(a) hereof), patios, sidewalks, driveways, parking lots, signs, mechanical, plumbing and electrical facilities and other improvements. Tenant further agrees to pay all rents and perform all covenants and agreements provided for herein in accordance with the terms and conditions specified herein.

     (b) Within ten (10) days from the date hereof, Landlord shall, at its sole cost and expense, retain the services of a licensed surveyor to prepare a legal description of the Land and a plat or survey thereof, sufficient in form and substance to be acceptable to the Hamilton County, Ohio Auditor's office, and otherwise cause the Land to be legally described and treated as a separate parcel from the Other Land (as hereinafter defined) by the Hamilton County, Ohio Auditor's and Treasurer's offices (which may include, without limitation, obtaining approval from the applicable planning commissions to have the Other Land and the Land treated as separate parcels). Upon completion of the foregoing, the new legal description of the Land, as so prepared and approved, shall replace the Exhibit "A" currently attached to this Lease and shall be deemed to be the description of the Land.

2.   TERM

     (a) The initial term of this Lease shall commence upon the later of (i) December 1, 2001 (the "Outside Date"), or (ii) the date the Building Improvements are Substantially Complete and Landlord has obtained all necessary or appropriate approvals and permits in connection therewith (the "Commencement Date"), and shall end on the last day of the one hundred twentieth (120th) month following the Commencement Date (the "Initial Term").

          For purposes of this Lease the terms "Substantial Completion" or "Substantially Complete" shall mean the issuance to Landlord of a Certificate of Occupancy, which may be a conditional Certificate of Occupancy if such conditions do not have a material adverse affect on Tenant's legal ability to occupy the Building Improvements or to conduct its business thereon as contemplated by this Lease (the "C.O."), by applicable governmental authorities, with respect to the Building Improvements and the Premises. In the event that Landlord is delayed in obtaining the C.O. due to any act or omission of Tenant, its agents, employees or contractors, then for purposes of this Section 2, the C.O. shall be deemed to have been issued on that date which excludes the delay; provided that if such delays for which Tenant is responsible are in addition to delays for which Landlord is responsible, the C.O. shall be deemed to have been issued on that date which excludes only the delay directly caused by the acts or omissions of Tenant, its agents, employees or contractors.

          Notwithstanding anything herein to the contrary, in the event that the Building Improvements are not Substantially Complete on or before February 1, 2002 (the "Deadline Date"), and such delay is due to the act or omission of Landlord, its agents, employees or contractors, then Tenant shall, after providing Landlord with at least fourteen (14) days' prior written notice of such delay and the opportunity to achieve Substantial Completion within said fourteen (14) day period, have the right to terminate this Lease by written notice thereof to Landlord at any time after the Deadline Date and before the Building Improvements are Substantially Complete or, in the event that the Building Improvements are not Substantially Complete on or before April 1, 2002 (the "Penalty Date") and Tenant has not otherwise elected to terminate this Lease as previously provided, Tenant may collect from Landlord liquidated damages in the amount of Fifteen Hundred and 00/100 Dollars ($1,500.00) per day (the "Delay Penalty" or, collectively, the "Delay Penalties") for each day after the Penalty Date until Substantial Completion (The parties hereby acknowledge that Tenant's actual damages would be difficult or impracticable to calculate in the event Landlord fails to achieve Substantial Completion by the Penalty Date.). In the event that Landlord fails to pay to Tenant any or all of the Delay Penalties before the Commencement Date, Tenant shall have the right to set off any of the unpaid Delay Penalties against Rent (as defined in Section 3(b) hereof). Notwithstanding the foregoing, if Tenant exercises the foregoing right to terminate this Lease, Tenant shall also have the right to pursue any all rights and remedies available to Tenant, at law or in equity.

     (b) Provided that Tenant is not in default hereunder beyond any applicable cure period, Tenant shall have the option to renew this Lease for up to two (2) additional consecutive periods of sixty (60) months each (each, a "Renewal Term, collectively, the "Renewal Terms"). All the same terms and conditions of this Lease that apply during the Initial Term shall apply during any Renewal Term, if exercised, except for the amount of the Base Rent, which shall be determined in accordance with Section 3(a) hereof. Tenant shall renew this Lease, if at all, by giving written notice of exercise to Landlord no less than twelve (12) months prior to the expiration of the Initial Term or of the then current Renewal Term, if applicable.

     (c) As used in this Lease, the phrase "the term of this Lease," "Lease term," or any similar phrase shall include, where appropriate, the Initial Term and any exercised Renewal Term.

3.   RENT

     (a) Tenant covenants and agrees to pay base rent (the "Base Rent") during the term of this Lease in the amounts specified in this Section 3(a). All of the Base Rent shall be paid in advance to Landlord by Tenant, without demand or setoff, except as may be specifically permitted herein, and in equal monthly installments no later than the first (1st) day of each month during the term of this Lease and shall be sent to Landlord at the address set forth in Section 33 hereof or at such other address or Landlord may specify in writing from time to time. The first payment of monthly Base Rent, as set forth below, shall be due to Landlord on the Commencement Date; provided that if the Commencement Date is on a date other than the first day of a month or the last day of the term of this Lease is on a day other than the last day of a month, the payment of monthly Base Rent due for such partial month shall be prorated on a per diem basis.

          The amount of the Base Rent to be paid by Tenant, based on a gross square footage of 42,000 to 50,000 +/-, up to 10% of total, as determined by the Building Owners and Managers standard of measurement ("BOMA"), is estimated to be as follows:

                                                                       PER
                                                                       ---
        MONTHS                      ANNUAL RENT    MONTHLY RENT    SQUARE FOOT
        ------                      -----------    ------------    -----------
        1 - 60                      $684,141.45     $57,011.79       $15.45
        61 - 120                    $772,703.45     $64,391.95       $17.45
    1 - 60 (First Renewal           $850,195.20     $70,849.60       $19.20
            Term)                   $935,214.72     $77,934.56       $21.12
   1 - 60 (Second Renewal Term)






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




Based upon the Outline Specifications (as defined in Section 4(a) hereof), Landlord and Tenant acknowledge and agree that the Building, as reflected by the Outline Specifications and as reviewed by a space planner acceptable by Landlord and Tenant, contains total gross square footage of 44,281, based upon BOMA. Notwithstanding the foregoing, within ten (10) days from the Commencement Date, Tenant shall have the right, at its expense, to retain the services of a space planner or architect, acceptable to Tenant in its reasonable discretion, to calculate the total gross square feet within the Building, as constructed, which calculation shall be determined according to BOMA (the "Actual Square Feet").

     (b) In addition to the Base Rent, Tenant agrees to pay additional rent, which is the product of Tenant's Proportionate Share (as hereinafter defined) of the Operating Expenses (as defined in Section 10(a) hereof) for any calendar year (the "Additional Rent") (collectively, the Base Rent and the Additional Rent shall be referred to herein as "Rent"). For purposes of this Lease, "Tenant's Proportionate Share" shall be one hundred percent (100%) of the square feet within the Building. Prior to each calendar year during the term of this Lease and at least fifteen (15) days prior to the Commencement Date as to the first calendar year of the term of this Lease, Landlord shall estimate the amount of the Additional Rent due for such calendar year, and Tenant shall pay Landlord one-twelfth of such estimate on the first day of each month during such calendar year, with the first of such payments of the Additional Rent being due on the Commencement Date; however, in the event that the Commencement Date occurs on a day other than the first day of a calendar year or the last day of this Lease occurs on a day other than the last day of a calendar year, the Additional Rent due for such partial year shall be prorated on a per diem basis and/or if the Commencement Date is on a day other than the first day of a month or the last day of the term of this Lease is on a day other than the last day of a month, the payment of the Additional Rent due for such partial month shall be prorated on a per diem basis. The estimate of the Additional Rent for a calendar year may be revised by Landlord whenever it obtains information reasonably relevant to making such estimate more accurate; provided that any such revision shall be made, if at all, no more frequently than once in January and once in June of each calendar year and provided further that Tenant shall not be obligated to pay the revised estimate of the Additional Rent until it has received at least thirty (30) days advance written notice of same, which notice shall set forth the reason(s) for the revised estimate. Within ninety (90) days after the end of each calendar year (including the calendar year of the term of this Lease in which this Lease expires or terminates), Landlord shall deliver to Tenant a report (the "Annual Report") setting forth the actual Operating Expenses for such calendar year and a statement of the amount of the Additional Rent that Tenant has paid and of the amount by which Tenant's Proportionate Share of the actual Operating Expenses for such calendar year exceeds or is less than the Additional Rent paid by Tenant for such calendar year. Subject to the remaining portions of this Section 3(b), within thirty (30) days after receipt of the Annual Report, to the extent Tenant's Proportionate Share of the actual Operating Expenses as forth on the Annual Report exceeds the Additional Rent paid by Tenant for such calendar year, Tenant shall pay to Landlord the amount of such excess or to the extent Tenant's Proportionate Share of the actual Operating Expenses as set forth on the Annual Report is less than the Additional Rent paid by Tenant for such calendar year, Landlord shall pay to Tenant the amount of such difference, without interest to Tenant. In the event that this Lease has not otherwise expired or terminated, to the extent that Landlord fails to pay Tenant the amount of such difference within thirty (30) days from the date Tenant is provided with the Annual Report, Tenant shall have the right to set off such unreimbursed difference against Rent. Notwithstanding anything herein to the contrary, Tenant, at its expense, shall have the right, at any reasonable time within twelve (12) months after the end of an applicable calendar year for which Additional Rent is due and, upon prior written notice to Landlord, to audit Landlord's books and records relating to this Lease for the immediately preceding calendar year in which the Additional Rent was adjusted pursuant to this Section 3(b); provided, however, that if such audit discloses that the estimated Operating Costs for the calendar year were overstated by more than five (5%) percent, then Landlord shall reimburse Tenant for the cost of such audit and, regardless of such five (5%) percent overstatement, shall reimburse Tenant to the extent Tenant paid for such overstated Operating Expenses. In the event that this Lease has not otherwise expired or terminated, to the extent that Landlord fails to pay Tenant for the cost of such audit and/or the amount of such overstated Operating Expenses within thirty (30) days from the date Tenant provides Landlord with written demand therefor, Tenant shall have the right to set off such cost and/or amount against Rent. This
Section 3(b) shall survive expiration or termination of this Lease.

     (c) In the event that the Actual Square Feet is calculated as provided in this Section, the Additional Rent due for the first calendar year of the term of this Lease shall be adjusted to reflect the square feet of the Building as reflected by the Actual Square Feet and such adjustment in square feet shall be used in calculating the Additional Rent due for the remaining calendar years of the term of this Lease. Further, the Base Rent shall be adjusted such that the Base Rent is based upon the product of the applicable rental rate per square foot as set forth in the rent chart under Section 3(a) hereof and the Actual Square Feet. After the foregoing adjustments, Landlord and Tenant shall enter into a written addendum to this Lease reflecting such adjustments. To the extent the first payment of monthly Rent paid by Tenant on the Commencement Date is more or less than the monthly Rent as adjusted under said written addendum, the next payment of monthly Rent shall be adjusted to reflect the increase or decrease in monthly Rent under said written addendum.

4.   IMPROVEMENTS BY LANDLORD

     (a) Landlord shall construct for Tenant, at Landlord's sole cost and expense, a building containing approximately forty-two thousand (42,000) to fifty thousand (50,000) gross square feet of office space (the "Building"), together with a minimum of sixty (60) covered parking spaces under the Building and uncovered parking areas on the Premises, which covered and uncovered parking shall accommodate a minimum of four (4) parking spaces per one thousand (1,000) square feet of rentable office space within the Building and drives, utility facilities and related improvements (collectively, with the Building, the "Building Improvements") in accordance with the preliminary plans and specifications described in Exhibit "B" attached hereto and incorporated herein (the "Outline Specifications") and substantially in accordance with the final drawings, plans and specifications to be developed from the Outline Specifications pursuant to Section 5 hereof (the "Final Plans"). Landlord hereby warrants and agrees that the Building Improvements' quality shall be comparable to the project known as "Pfeiffer Woods" on Pfeiffer Road in the City of Blue Ash, Ohio.

     (b) Landlord shall commence and thereafter diligently pursue to completion, substantially in accordance with the "Construction Schedule" attached hereto as Exhibit "C" and incorporated herein, the construction of the Building Improvements, in a good and workmanlike manner and in accordance with the Final Plans agreed to by Landlord and Tenant, subject only to changes approved in writing from time to time by Landlord and Tenant. Notwithstanding the foregoing, Substantial Completion shall be extended by the number of days by which either said commencement or completion may have been delayed due to (i) any cause specified in Section 6 of this Lease or (ii) solely the acts or omissions of Tenant, its agents, employees or contractors.

     (c) At any time prior to or during the course of construction, Tenant shall have the right to request changes in the Final Plans by submitting to Landlord a written request for such a change. If the proposed change is acceptable to Landlord, in the exercise of Landlord's reasonable discretion, Landlord shall prepare a change order describing the change and containing the plans and specifications necessary for the change and setting forth the additional costs and time necessary to accomplish the same (each, a "Change Order" or, collectively, the "Change Orders"). Tenant shall then review and sign the Change Order, if acceptable to Tenant, to indicate its acceptance of and agreement to pay for the changes set forth in the Change Order, if any. To the extent that the Tenant Improvement Allowance (as hereinafter defined) and the Moving Fee (as defined in Section 42 of this Lease) have been fully depleted at the time of a Change Order, Tenant agrees to pay in cash to Landlord, within thirty (30) days after completion of the change described in the Change Order, the agreed amount of the additional cost resulting from Landlord's performance of work pursuant to the Change Order; provided that if the Tenant Improvement Allowance and the Moving Fee have not been fully depleted at the time of a Change Order Tenant shall not be required to pay the amount of such additional cost, if any, related to such Change Order until Substantial Completion pursuant to Section 4(d) hereof. After approval of any Change Order, the term "Final Plans" shall mean the Final Plans defined above, as modified by the Change Order. If a Change Order shall delay the work to be performed by Landlord, the estimated date for completion of construction set forth in the Construction Schedule shall be extended by the number of days by which construction shall be delayed.

     (d) Tenant shall receive a tenant improvement allowance of up to Twenty and 00/100 Dollars ($20.00) per rentable square foot of space within the Building (based upon the Actual Square Feet, if applicable) (which shall not include the Sign Allowance [as defined in Section 14 hereof]) (collectively, the "Tenant Improvement Allowance") which Tenant Improvement Allowance shall be credited against all construction costs incurred in connection with the interior improvements, decoration and space planning of the Building (but which shall exclude the Shell Costs [as hereinafter defined]), including a general contractor's fee of twelve (12%) percent of all such construction costs; provided that the Tenant Improvement Allowance shall not be credited against any costs and expenses incurred in connection with the design, construction or installation of the Building Improvements as same are depicted in the Outline Specifications and will be depicted on the Final Plans, or the cost of all necessary governmental permits obtained or to be obtained in connection therewith (collectively, the "Shell Costs"). The Shell Costs shall be paid solely by Landlord. In the event that the Tenant Improvement Allowance is depleted, any excess of the construction costs and expenses to which the Tenant Improvement Allowance would apply under the preceding sentence ("Excess") (excluding Excess related to the additional costs of any Change Orders which have already been paid by Tenant to Landlord pursuant to Section 4(c) hereof) over the Tenant Improvement Allowance shall be paid by Tenant to Landlord before Tenant shall be permitted to occupy the Premises, after Substantial Completion and within thirty (30) days from delivery of Landlord's invoice to Tenant, which invoice shall itemize the Excess. Landlord hereby agrees that it shall competitively bid all contracts for subcontractors and suppliers in connection with construction and installation of the Building Improvements and that Tenant shall have the right, at any time during the construction of the Building Improvements and with at least twenty-four (24) hours advance verbal notice, to review all of the invoices, estimates and other records kept by Landlord in connection with the costs and expenses incurred in connection with the design, construction and installation of the Building Improvements to ensure that such costs and expenses are reasonable and comparable for the construction of similar buildings in the Blue Ash, Ohio area.

     (e) Neither the taking of possession of the Premises nor the occurrence of the Commencement Date shall relieve the Landlord of its obligation to fully complete construction of the Premises in a good and workmanlike manner and in accordance with the Final Plans and to otherwise fulfill Landlord's Warranty (as hereinafter defined).

          (i) Tenant shall give written notice to Landlord of any incomplete or defective items (collectively, "Punch List Items") within sixty (60) days after the Commencement Date, and Landlord, in addition to the obligations imposed upon Landlord under Landlord's Warranty, shall promptly complete or commence to complete the Punch List Items; provided that Tenant's failure to discover any incomplete or defective item within said sixty (60) day period shall in no event constitute a waiver of Tenant's right to demand that Landlord repair or correct any incomplete or defective item under Landlord's Warranty. If Landlord shall not have completed such Punch List Items within thirty (30) days after written notice from Tenant to Landlord specifying such Punch List Items, or in the case of any Punch List Item which cannot with reasonable diligence be completed or corrected within said thirty (30) day period, Landlord shall not have immediately proceeded after written notice from Tenant to commence the completion or correction of such Punch List Item and thereafter to diligently pursue the same to completion or correction, Tenant may complete or correct such Punch List Items or have such Punch List Items completed and Landlord shall reimburse Tenant for the reasonable cost thereof within ten (10) days after written notice from Tenant to Landlord, containing an invoice for the same. To the extent that Landlord fails to reimburse Tenant within said ten (10) day period, Tenant shall have the right to set off such unreimbursed costs against Rent.

          (ii) Landlord hereby covenants and warrants (collectively, "Landlord's Warranty") that (i) all materials shall be new and of good quality; (ii) all sub-contractors and workmen shall be skilled in their trades;(iii) all work shall be of good workmanship and like quality; (iv) the Building

Improvements shall be built as to comply with all applicable building codes and all other applicable codes, regulations, statutes and ordinances, as more particularly described in Section 20 of this Lease; and (v) Landlord shall, during the term of this Lease and at Landlord's sole cost and expense, remedy or correct any material or workmanship in the Building Improvements or any other part of the Building Improvements which is inconsistent with the warranties made in the foregoing subparts (i) through (iv) (as to any such item which requires remediation or correction, the "Defective Item" or, collectively, the "Defective Items") within thirty (30) days after written notice from Tenant to Landlord specifying the Defective Items, or in the case of any Defective Item which cannot with reasonable diligence be remediated or corrected within said thirty
(30) day period, Landlord shall immediately proceed, after written notice from Tenant, to commence the remediation or correction of such Defective Item and thereafter shall diligently pursue the same to completion (the "Correction Period"). In the event that Landlord fails to complete the remediation or correction of a Defective Item within the Correction Period, Tenant may complete or may cause to be completed such remediation or correction, and Landlord shall reimburse Tenant for the reasonable cost thereof within ten (10) days after written notice from Tenant to Landlord containing an invoice for the same. To the extent that Landlord fails to reimburse Tenant within said ten (10) day period, Tenant shall have the right to set off such unreimbursed costs against Rent.

     (f) Landlord shall arrange to have Tenant, in addition to Landlord, named as a direct beneficiary on any and all guarantees of workmanship, materials and equipment. The correcting of any deficiencies in construction shall be the responsibility of the Landlord, but Tenant shall also have the right to enforce any guarantees or warranties by contractors, subcontractors, or suppliers after the Commencement Date.

5.   FINAL PLANS AND SPECIFICATIONS: AS-BUILT DRAWINGS

     Landlord shall have the responsibility and obligation for the timely preparation of the Final Plans and all drawings and matters related thereto. The Final Plans may be developed in phases allowing the work to proceed on a fast track basis. As the Final Plans are completed for all or any portion of the Building Improvements, Landlord shall promptly deliver the same to Tenant for Tenant's written approval thereof, which approval shall not be unreasonably withheld or delayed. Tenant shall complete its review of each portion of the Final Plans within five (5) business days after receiving the same from Landlord. The Final Plans for all or any portion of the Building Improvements, once accepted by Tenant, shall constitute a part of this Lease. After receipt and acceptance of the Final Plans for all or any portion of the Building Improvements, Landlord will construct the Building Improvements in accordance therewith, subject only to approved Change Orders.

     Upon the Commencement Date, or within a reasonable period thereafter, Landlord shall provide to Tenant, at Landlord's expense, a complete set of field-generated, as-built drawings with respect to the Premises. Such drawings shall show all space planning, architectural, mechanical, engineering and plumbing elements as well as any other necessary or appropriate working drawings for the Building Improvements and the Premises.

     Landlord and Tenant acknowledge and agree that the Outline Specifications and the Final Plans have been prepared by an architect or engineer employed and supervised solely by Landlord and that Tenant shall have no liability or responsibility in connection with and shall be held harmless by Landlord from any errors or omissions in the Outline Specifications and/or the Final Plans or any failure of the Outline Specifications and/or the Final Plans to comply with applicable building, zoning, fire or other laws, codes and regulations. This paragraph shall survive expiration or earlier termination of this Lease.

6.   FORCE MAJEURE

     In the event that Landlord shall be delayed or hindered in or prevented from the performance of any obligation required under this Lease by reason of acts of God, riots, insurrection, war, unanticipated weather conditions, strikes or lockouts, inability to procure labor or inability to procure materials (or reasonable substitutes therefor) which have been timely ordered (each, a "Force Majeure"), then the performance of such obligation shall be excused for the period of such delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Landlord shall notify Tenant in writing within five (5) days of any incident of Force Majeure. Notwithstanding the foregoing, any increase in the costs or expenses to Landlord in connection with the procuring of labor or materials, alone, shall not, in any event, be deemed or construed to be an incident of Force Majeure.

7.   USE OF PREMISES

     Tenant shall use the Premises solely for the purpose of conducting thereon an office and the functions of a software development business, and shall use the Premises for that purpose and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld or conditioned or unduly delayed.

     Tenant covenants and agrees that it shall not use or occupy any part of the Premises for any unlawful business, use or purpose which shall create a nuisance, or create a hazardous condition, or for any other use which may violate any environmental laws or regulations currently or hereafter enacted by any governmental authority or agency.

     Tenant shall, at its own expense, comply with the requirements of law and with all ordinances, enactments or requirements of any federal, state, municipal or other lawful authority affecting the Premises whether now existing or hereafter enacted, and shall hold Landlord in all respects harmless therefrom; provided that the foregoing obligation of compliance and to hold Landlord harmless in connection with such compliance shall be limited to the extent that those requirements of law, ordinances, enactments or requirements of federal, state, municipal or other lawful authority relate to Tenant's particular use of the Premises as contemplated and authorized by this Lease, and shall be subject to the covenants and warranties made by Landlord under Section 20 hereof and Landlord's obligations under Section 9 hereof. The foregoing notwithstanding, in the event Tenant does or permits anything to be done on the Premises, other than authorized by this Section, which increases the premium payable for any insurance which the Landlord might then be carrying, either by way of all risk or special peril insurance, or by way of liability insurance, Tenant agrees to pay any such increase in premium caused by its use of the Premises within ten
(10) days from the date Tenant receives from Landlord satisfactory written evidence that the premium has been increased and that such increase was caused by Tenant.

8.   TAXES AND ASSESSMENTS

     (a) Tenant agrees to pay all Taxes (as hereinafter defined) against and applicable to the Premises and becoming a lien during the term of this Lease and a pro rata portion of the installments of Taxes which become a lien in the calendar years in which the Commencement Date occurs or the day on which this Lease expires or terminates, such pro rata share to be determined as of the Commencement Date and the day on which this Lease expires or terminates in accordance with the customary method of prorating real estate taxes in Hamilton County, Ohio. Tenant shall not be obligated to pay any installment of any special assessment that may be assessed, levied or confirmed during the term of this Lease, but does not fall due and is not required to be paid until after the expiration or termination of this Lease, except for a pro rata share of the installments becoming payable following the expiration or termination of this Lease.

     (b) As used in this Lease, the term "Taxes" means all taxes, assessments and levies, whether general or special, ordinary or extraordinary, of every nature or kind whatsoever that may be taxed, charged, assessed, levied or imposed at any time during the term of this Lease by any governmental authority upon or against the Premises; provided that Tenant shall not be required to pay any franchise, estate, inheritance, transfer, income or similar tax of Landlord unless that tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy that Tenant is required to pay pursuant to Section 8(a) hereof.

     (c) Landlord and Tenant shall endeavor to ensure that the Treasurer of Hamilton County, Ohio sends the tax bill applicable to the Premises directly to Tenant; provided that if the tax bill is sent to Landlord, Landlord shall promptly deliver such tax bill to Tenant for payment hereunder. Tenant shall pay the Taxes set forth on such tax bill directly to the Treasurer of Hamilton County, Ohio prior to delinquency, with proof of payment being delivered promptly to Landlord. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that the Premises and that certain contiguous parcel of real property owned by Landlord and more particularly described in the Lease, dated ________, between Landlord and Tenant (the "Other Land") may not be separately assessed for tax purposes by the Treasurer of Hamilton County, Ohio. In such event, Tenant's payment of the tax bill for the Other Land shall be deemed payment of the Taxes for the Premises. If Tenant fails to pay any Taxes when due, then, in addition to any other remedy of Landlord, Landlord may (but shall not be obligated to) pay the same plus any penalties or interest, and Tenant shall reimburse Landlord for all amounts so paid within ten (10) days after Landlord notifies Tenant of the payment.

9.   MAINTENANCE/SERVICES

     (a) Landlord will be responsible for all of the maintenance, repair, replacement and operation of the Premises and all improvements thereon, including but not limited to, the Insurance (as defined in Section 11 hereof), snow removal, parking lot maintenance, lawn and landscape maintenance and maintenance, repair and replacement of the electrical, plumbing, heating, ventilation and air conditioning ("HVAC") systems and other major components of the Building Improvements and structural components of the Building (including leaks in the roof of the Building) and all other maintenance, repairs and replacements to all portions of the Premises (including, without limitation, those which are necessitated by compliance with applicable laws, rules and regulations or by any decree or order of a court or other governmental agency with competent jurisdiction). Such maintenance, repair and replacement shall be performed with reasonably promptness and shall be done in a good and workmanlike manner, with materials of a quality at least equal to that originally used.

     (b) Tenant, at its expense, shall maintain and keep the interior of the Building in good order and repair at all times during the term of this Lease, subject, however, to the obligations of Landlord set forth in this Section 9 and under other provisions of this Lease. In addition, Tenant shall reimburse Landlord for the cost of any repairs to the Building necessitated by the acts or omissions of Tenant, its subtenants, assignees, invitees, employees, contractors and agents (excluding repairs necessitated by ordinary wear and tear or casualty damage), to the extent Landlord is not reimbursed for such costs under its insurance policies or any warranty applicable to such repairs.

     (c) Landlord shall furnish the following services: (i) adequate heating and air conditioning to provide a temperature condition required, in Landlord's and Tenant's reasonable judgment, for comfortable occupancy of the Building under normal business operations; (ii) water for drinking and for any private restrooms and office kitchen requested by Tenant; (iii) men's and women's restrooms at locations reasonably designated by Landlord; (iv) daily janitor service in the Building, weekends and holidays excepted, including periodic outside window washing of the perimeter windows in the Building; and (vi) daily trash disposal; and (vii) sewer service.

     (d) Electricity shall be distributed to the Premises by an electric utility company serving the Building or, at Landlord's option, by Landlord; and Landlord shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such distribution. If and so long as Landlord is distributing electricity to the Premises, Tenant shall obtain all of its electricity from Landlord and shall pay all of Landlord's reasonable charges, which charges shall be based on actual meter readings at the Landlord's direct and actual cost of electricity. The reservation by Landlord of the right to distribute electricity to the Premises does not mean that Landlord will perform the same functions and business as that performed by an electric utility company. Rather, reservation of said right by Landlord merely means that, in the event that the provision and business of electricity distribution is deregulated by the State of Ohio, Landlord shall have the right to select among competing electricity providers within the State of Ohio for the provision of electricity to the Premises; provided Landlord shall only select an electricity provider which is widely recognized as a reputable electricity provider in the Blue Ash, Ohio area. If the electric utility company is distributing electricity to the Premises, Landlord, at its cost shall make all necessary arrangements with the electric utility company for metering the electric current furnished to the Premises and Tenant shall pay all electrical charges for electric current furnished to the Premises. All electricity used during the performance of janitor service, or the making of any alterations or repairs in the Premises, or the operation of any special air conditioning systems serving the Premises, shall be paid for by Tenant; provided that Tenant's obligation to pay for any electricity service shall not commence until Tenant has taken occupancy of the Building and the Building Improvements are Substantially Complete.

     (e) Landlord shall not be obligated to furnish any services other than those stated above. The foregoing notwithstanding, Landlord shall provide any additional services requested by Tenant in addition to those stated above (including services at times other than those stated above); provided that such additional services are of the type which the Landlord is reasonably capable of performing in connection with its property management functions with respect to the Premises and that Tenant pays Landlord's then prevailing charges for such additional services, which charges shall be reasonable and shall be based upon comparable charges in similar office buildings in the Blue Ash, Ohio area. If Tenant shall fail to make any such payment subject to the notice requirements and cure period for such default, Landlord may, in addition to all other remedies available to Landlord, discontinue any additional services. Subject to the remaining portions of this Section 9, no discontinuance of any such service shall result in any liability of Landlord to Tenant or be considered as an eviction or a disturbance of Tenant's use of the Premises. In addition, if Tenant's concentration of personnel or equipment adversely affects the temperature or humidity in the Building, Landlord may install supplementary air conditioning units in the Building, and Tenant shall pay for the reasonable cost of installation and maintenance thereof.

     (f) Tenant agrees that Landlord shall not be liable for damages for failure or delay in furnishing any service stated above, nor shall any such failure or delay be considered to be an eviction or disturbance of Tenant's use of the Premises, or relieve Tenant from its obligation to pay any Rent when due, or from any other obligations of Tenant under this Lease. Notwithstanding anything in this Lease to the contrary: (a) if there is an unavailability or interruption of any essential service to the Premises (defined as HVAC, water or electrical) (as to any one of such services, "Essential Services") for a period exceeding ten (10) consecutive days or exceeding an aggregate of thirty (30) days in any ninety (90) day period during the term of this Lease (i) Tenant shall be entitled to an abatement of Rent for the period that such services are unavailable or interrupted if the interruption in such Essential Services substantially interferes with Tenant's use of the Premises as contemplated by this Lease and (ii) Tenant shall have the right, after providing Landlord with five (5) days' written notice of same and the opportunity to restore such Essential Services within said five (5) day period, to restore or to have restored such Essential Services and to deduct the cost thereof from Rent or to bill Landlord for such costs and/or (b) if there is an unavailability or interruption of any Essential Services, due to Landlord's negligence (or that of Landlord's agents, representatives, employees or contractors), for a period exceeding thirty (30) consecutive days and such unavailability or interruption substantially interferes with Tenant's use of the Premises as contemplated by this Lease, Tenant shall have the right to terminate this Lease by written notice thereof at any time before such Essential Services have been restored and to pursue all other remedies available to Tenant at law or in equity.

10.  OPERATING EXPENSES/MANAGEMENT FEE

     (a) The term "Operating Expenses" shall mean all expenses, costs and disbursements (other than Taxes) that are customary and/or necessary, in Landlord's reasonable discretion, and which are actually and directly paid by Landlord in connection with the management, maintenance, operation and insuring the Premises, to the extent not excluded below, including, but not limited to, a Management Fee (as hereinafter defined) and property and liability insurance; provided that Tenant shall, at all times during the term of this Lease, have the right to participate with Landlord in the decision making and selection process regarding the number and types of services the costs and expenses for which are included within Operating Expenses. In connection with the foregoing right to participate, Landlord shall actively involve Tenant in the initial decision making and selection process prior to the Commencement Date; provided that after such initial decision making and selections, Landlord shall only be required to allow Tenant to participate in such decision and making and selections upon the request of Tenant. Landlord shall competitively bid all third-party vendor contracts entered into in connection with the services Landlord is to provide under this Lease to ensure that the cost of such third-party vendor contracts is consistent with markets applicable to buildings similar to the Building which are located in the Blue Ash, Ohio area, and Tenant shall have the right, upon reasonable request and at reasonable times, to review such bids and third-party vendor contracts to confirm that Landlord is complying with its obligation under this sentence.

          Notwithstanding the foregoing, Operating Expenses shall not include:

          (i) costs of tenant alterations;

          (ii) costs of capital improvements (except for costs of any capital improvements made or installed for the purpose of reducing Operating Expenses or made or installed pursuant to governmental requirements or insurance requirements, which costs shall be amortized by Landlord in accordance with sound accounting and management principles over the reasonable life of the capital improvement);

          (iii) interest and principal payments on mortgages and the costs related to financing and refinancing (except interest on the cost of any capital improvements for which amortization may be included in the definition of Operating Expenses as provided above) or any rental payments on any ground leases (except for rental payments which constitute reimbursement for Operating Expenses);

          (iv) advertising expenses and leasing commissions;

          (v) any reimbursement, refund, credit or insurance payments received or receivable by Landlord, except through Additional Rent, the intention being that all such payments shall be only for Landlord's actual net expense;

          (vi) the cost of any kind of service furnished to any other tenant of the Land which Landlord does not generally make available to all tenants of the Land;

          (vii) legal expenses of negotiating leases and/or enforcing leases.

          (viii) depreciation and amortization;

          (ix) overhead or profit increment paid to subsidiaries or affiliates of Landlord for services in connection with the Premises to the extent that the cost of such services exceeds the competitive cost of such services if they were not rendered by a subsidiary or affiliate;

          (x) Landlord's general overhead, including payments to personnel of Landlord above the grade of Building Superintendent/Property Manager or any payments to personnel in excess of the percentage of their work hours spent directly on management issues directed solely toward the operation, maintenance and management of the Premises;

          (xi) any costs, fines or penalties or the cost of remediating, modifying or correcting any code or rule violation of any governing authority.


          (xii) the costs or expenses attributable to constructing the Building Improvements, including correcting deficiencies, errors, omissions and other defects in items included in the Final Plans but not constructed in accordance therewith, including any costs and expenses incurred in connection with compliance with the Landlord's Warranty, and the costs and expenses attributable to correcting violations of building codes and life safety requirements;

          (xiii) the costs or expenses of repairs or maintenance actually included or covered by any warranties and service contracts in existence on the Commencement Date;

          (xiv) any expenses and costs billed directly to or to be paid directly by any of Landlord's other tenants;

          (xv) any costs incurred in connection with environmental compliance;
and

          (xvi) any costs or expenses related to maintaining Landlord's existence as a corporation, partnership or other entity or related to Landlord's general corporate overhead, home office and administrative expenses. Operating Expenses shall be determined on a cash or accrual basis, as Landlord may elect.

     (b) For so long as Landlord is performing property management functions for Tenant at the Premises, Tenant shall pay a property management fee to Landlord in an amount equal to the market rate management fee, but not more than four (4%) percent of the annual Base Rent (the "Management Fee"), which shall be payable as part of the Operating Expenses when determining the Additional Rent due hereunder. Initially, the Management Fee shall be four (4%) percent of the annual Base Rent. For purposes of this Lease, the "market rate" shall be that rate which is charged for comparable management of comparable office properties in Blue Ash, Ohio. In the event that Landlord and Tenant cannot in good faith agree on the market rate, then each party will obtain two (2) competitive quotes from managers of comparable office properties in Blue Ash, Ohio, and the market rate will be the average of the four (4) quotes, subject to the four (4%) percent maximum provided above.

          During any time in which Landlord is providing property management functions for Tenant, Tenant shall have the right to remove Landlord as the property manager for good cause if Landlord is not managing the Premises in accordance with the then-customary industry practices for comparable office properties in Blue Ash, Ohio, but only after Tenant (i) notifies Landlord of any material problem with Landlord's management of the Premises, and (ii) Landlord has had a reasonable opportunity to cure any such problem about which it has been notified by Tenant.

          In the event that Landlord intends to sell or otherwise transfer the Premises, Tenant may elect to hire a new property manager upon thirty (30) days prior written notice to Landlord (or the new Landlord, as the case may be). In the event that Tenant does not so elect, Landlord (or the new Landlord, as the case may be) may require Tenant to hire a new property manager upon thirty (30) days prior written notice to Tenant.

11.  INSURANCE

     (a) CASUALTY INSURANCE. During the entire term of this Lease, Landlord shall cause the Building Improvements and any other improvements located on the Land to be insured for the full replacement value thereof against the hazards covered by the standard policy of all risks or special peril insurance. Only the actual cost of such insurance shall be included as part of the Operating Expenses. Landlord shall provide evidence to Tenant of current insurance throughout the term of this Lease upon request therefor from Tenant. In case of loss or damage, the net proceeds of the insurance shall be held by Landlord and used to rebuild, repair or restore the Premises in accordance with Section 16 of this Lease.

     (b) LIABILITY INSURANCE. Landlord agrees to carry Commercial General Liability insurance against claims for bodily injury, death or property damage covering the Premises and adjoining streets and sidewalks and providing coverage with maximum limits of liability of not less than $3,000,000.00 for personal injury or death and property damage in any one occurrence, $5,000,000.00 in the aggregate per policy year, naming Tenant as an additional insured. Landlord shall provide evidence to Tenant of current insurance throughout the term of this Lease upon request therefor from Tenant. Only the actual cost of such insurance shall be included as part of the Operating Expenses.

     (c) WORKER'S COMPENSATION. Tenant agrees to carry Worker's Compensation insurance at the minimum statutory amount.

     (d) PERSONAL PROPERTY. Tenant shall bear the risk of all loss of contents contained in the Premises, including but not limited to all goods, products, property or equipment owned or belonging to Tenant or which is or may be used, consumed, or stored on the Premises and shall defend, indemnify and hold harmless Landlord related to such loss.

     (e) CANCELLATION. All policies of insurance evidencing the coverage required by this Section 11 (collectively, "Insurance") shall contain a provision that thirty (30) days prior written notice will be provided to both Landlord and Tenant in the event of cancellation, non-renewal or material change in the insurance coverage, and that any loss otherwise payable under the insurance policy shall be payable notwithstanding any act or negligence of Landlord or Tenant that might, absent such agreement, result in a forfeiture of all or part of the insurance proceeds.

     (f) INSURANCE FAILURE. If either party hereto fails to effect, maintain or renew any Insurance which it is required to effect, maintain or renew hereunder, or to pay the premiums for the same, or to deliver any required certificates, then, in addition to any other remedy available hereunder, the other party hereto may (but shall not be obligated), upon five (5) days notice to the other, procure such insurance. Either party procuring such insurance as provided in the preceding sentence shall be reimbursed by the other within ten (10) days after notifying such other party of any such payment. In the event that Tenant is the party who has procured such insurance under this Section 11(f), Tenant shall also have the option to set off such reimbursement against Rent.

12.  ASSIGNMENT AND SUBLETTING

     (a) Except as otherwise provided herein, Tenant shall not assign this Lease or any interest under this Lease, sublet these Premises, in whole or in part, mortgage or provide any other security interest in its leasehold interest or place or suffer to be placed any other lien on the Premises or its leasehold interest, without the express written consent of the Landlord as provided in this Section 12. Any such assignment or subletting or granting of a security interest or lien in Tenant's leasehold interest shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease. Any purported or attempted sublease or assignment of this Lease or granting of a security interest or lien in Tenant's leasehold interest without Landlord's consent shall be void. In the event that Tenant desires to assign or sublet this Lease or to grant a security interest in its leasehold interest, Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket expenses in reviewing all pertinent information relating to the proposed assignment or subletting or security interest, including, but not limited, Landlord's attorneys' fees; provided that the aggregate reimbursement for any requested consent to an assignment or sublease or to a security interest in Tenant's leasehold interest shall not exceed two thousand and 00/100 dollars ($2,000.00).

     (b) If Tenant requests Landlord's consent to an assignment of this Lease or to a subletting of all or a part of the Premises or to the granting of any security interest in Tenant's leasehold interest (as to each, the "Requested Assignment"), Tenant shall submit to Landlord, in writing, at least twenty (20) days in advance of the date on which Tenant desires to make the Requested Assignment, notice of the name of the proposed assignee or subtenant or security interest holder, as the case may be, under the Requested Assignment and the proposed commencement date of the Requested Assignment, together with copies of all agreements entered into or contemplated to be entered into regarding the Requested Assignment, and such information as Landlord may reasonably request regarding, as applicable, the nature and character of the business of the proposed assignee or subtenant or the nature and character of the security interest proposed to be granted with respect to Tenant's leasehold interest under the Requested Assignment. Landlord shall have the option (to be exercised within fifteen (15) days from Landlord's receipt of Tenant's submission of written request for consent to the Requested Assignment), (i) to consent to the Requested Assignment (in which event Tenant shall deliver to Landlord fully-executed legible, correct and complete copies of all agreements relating to the Requested Assignment); or (ii) to refuse to consent (based upon reasonable grounds) to the Requested Assignment. If Landlord should fail to notify Tenant in writing of such election within such fifteen (15) day period, Landlord shall be deemed to have elected option (i) above. Notwithstanding Landlord's consent to any Requested Assignment, no further or subsequent assignment or subletting or granting of a security interest in Tenant's leasehold interest shall be permitted unless Landlord consents in writing thereto as provided above.

     (c) Notwithstanding the foregoing, Tenant shall have the right, without the prior written consent of Landlord, to assign this Lease or to sublease all or any portion of the Premises ("Permitted Assignment") to any person or entity who
(i) has Control (as hereinafter defined) of Tenant; (ii) is under Control by an entity which also has Control of Tenant; (iii) is under Control by Tenant; (iv) is the successor to Tenant by merger or consolidation; or (v) is the purchaser of all or substantially all of the assets or capital stock of Tenant. "Control" shall mean the ownership of fifty percent (50%) or more of the subject entity's capital stock or other analogous ownership interest. Tenant shall provide Landlord with written notice of each Permitted Assignment, within ten (10) days from the date that such Permitted Assignment is to be effective, which written notice shall identify the name and address of the assignee or subtenant under said Permitted Assignment and the effective date of such Permitted Assignment.

     (d) Landlord shall have the right to assign this Lease, in whole or in part, without the prior consent of Tenant; provided that Tenant shall not be obligated to pay Rent to such assignee of Landlord or to otherwise render the performance of its other obligations hereunder in favor of such assignee of Landlord until Tenant has been provided written notice of such assignment and the identity and address of such assignee of Landlord and provided further that no such assignment shall relieve Landlord of any obligations or liability accruing prior to the effective date of such assignment or of any of its obligations or liability under Section 17 of this Lease. Tenant hereby acknowledges that Landlord will assign its interest under this Lease to a new limited liability company, to be formed under the name of Neyer Lake Forest I, LLC, and agrees to recognize said new limited liability company as the new Landlord under this Lease; provided that Landlord delivers to Tenant the notice required in the preceding sentence.

13.  ALTERATIONS

     Except for the installation of Tenant's trade fixtures, Tenant shall make no alterations or any improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or conditioned or unduly delayed. If Landlord desires that Tenant remove any alterations at the expiration or termination of this Lease, it must notify Tenant of same in writing at the time it gives Tenant consent to make such alterations. Except to the extent that Landlord has otherwise directed Tenant to remove the alterations as provided in the preceding sentence, any such alterations shall become a part of the Premises and shall not be removed by Tenant from the Premises, such alterations being the property of Landlord. In the event any such alterations are made by Tenant to the Premises with Landlord's consent, Tenant shall (i) use such contractors as are reasonably acceptable to Landlord, (ii) make or cause to be made such improvements in a good and workmanlike manner, (iii) secure all required permits and approvals, and (iv) promptly remove and discharge any and all liens or claims made as a result thereof. Tenant agrees to indemnify and hold Landlord harmless from all costs, expenses and attorneys' fees arising directly or indirectly from any such alterations. Tenant's contractors shall carry insurance, including worker's compensation, builder's risk and liability insurance in such amounts and form as are reasonably acceptable to Landlord.

14.  SIGNS

     Landlord, in addition to the Building Improvements to be constructed hereunder, shall construct and install or have constructed and installed on the Premises, an exterior sign (the "Exterior Sign"), the location, size and appearance of which shall be mutually agreed upon by Landlord and Tenant; provided that the Exterior Sign shall be subject to all applicable governmental rules, regulations and codes. The construction and installation of the Exterior Sign shall be completed not later than the date on which the Building Improvements are Substantially Complete. The construction and installation of the Exterior Sign shall be at the cost of Tenant; provided that Tenant is hereby given an allowance of Ten Thousand and 00/100 Dollars ($10,000.00) (the "Sign Allowance") to be credited against the billing costs of constructing and installing the Exterior Sign on the Premises. To the extent the costs of constructing and installing the Exterior Sign exceed the Sign Allowance and before Tenant shall be permitted to occupy the Premises, Tenant shall reimburse Landlord for such excess costs after Substantial Completion of the Building Improvements and completion of the Exterior Sign within thirty (30) days of receiving an invoice from Landlord itemizing all of the costs incurred in connection with construction and installation of the Exterior Sign. With respect to any additional signs, Tenant shall have the right to install such additional signs on the Premises as it determines are necessary or desirable; provided that Tenant shall comply and shall be responsible for compliance with all applicable governmental rules, regulations and codes in connection with such additional signs. Notwithstanding the foregoing, Tenant shall be required to obtain the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or unduly delayed) in connection with signs Tenant intends to erect for a new subtenant or assignee, which new subtenant or assignee has been approved by Landlord pursuant to Section 12 hereof or which is a new subtenant or assignee under a Permitted Assignment.

15.  EMINENT DOMAIN

     If all or any part of the Premises shall be taken, condemned or appropriated under power of eminent domain or by any competent authority for any public or quasi-public use or purpose, whether such taking, condemnation or appropriation be by agreement (i.e. negotiated settlement) or by suit, then this Lease shall terminate as to the part so taken on the day when Tenant is required to yield possession thereof, and Landlord shall use its best efforts to make such repairs and alterations as may be necessary in order to restore the part not so taken to useful condition within (60) days from the date Tenant is required to yield possession, and the Rent due hereunder shall be reduced equitably. If Landlord fails to use its best efforts to repair and restore the Premises within said sixty (60) day period, then Tenant may, after providing Landlord with thirty (30) days' written notice of such failure, terminate this Lease by written notice thereof to Landlord or Tenant may elect to make or complete such repairs and alterations, and Landlord shall reimburse Tenant promptly upon demand for the reasonable costs thereof. To the extent that Landlord fails to reimburse Tenant within ten (10) days from the date Tenant has made a written demand for such reasonable costs, Tenant shall have the right to set off such unreimbursed costs against Rent. Notwithstanding the foregoing, to the extent Landlord's failure to timely repair and restore the Premises is the result of the acts or omissions of Landlord or Landlord's agents, employees or contractors, the exercise by Tenant of the foregoing right to terminate or the right to restore on Landlord's behalf shall not preclude or otherwise prevent Tenant from pursuing any other rights or remedies which are available at law or in equity. To the extent such repairs and alterations in connection with said restoration render any portion of the remaining Premises untenantable, Rent shall be abated equitably as to that part of the remaining Premises which has been rendered untenantable during the period of such restoration. Tenant shall have the option to terminate this Lease if a Substantial Portion (as defined in Section 16 hereof) of the Premises is so taken. The option to terminate shall exist as of the date when Tenant is required to yield possession of such portion of the Premises.

     In the event of any such taking or appropriation, Landlord shall be entitled to all judgments, awards or compensation paid on account thereof; provided, however, that Tenant shall be entitled to any compensation awarded by any said governmental agency (or any division thereof) (to the extent the compensation awarded does not reduce Landlord's award) for loss of business, cost of removal of stock and fixtures and re-location costs and expenses (including, without limitation, increased rental) as well as the loss of its interest under this Lease and the value of any unamortized investment Tenant has made in improvements or alterations to the Premises.

16.  FIRE AND CASUALTY

     If less than a Substantial Portion of the Premises is damaged by fire or other casualty ("Casualty"), Landlord shall repair and restore the damaged portion of the Premises to substantially the same condition prior to such Casualty within one hundred eighty (180) days after the date of such Casualty, except that Landlord shall not be required to repair or restore any leasehold improvements installed in the Premises by Tenant. If Landlord fails to repair and restore the Premises within one hundred eighty (180) days after the date of such Casualty, then Tenant may, at any time after expiration of said one hundred eighty (180) day period and before such repair and restoration is completed by Landlord, elect to terminate this Lease by written notice thereof to Landlord or to make or complete such repairs and restoration, and Landlord shall reimburse Tenant promptly upon demand for the reasonable costs thereof. To the extent that Landlord fails to reimburse Tenant within ten (10) days from the date Tenant has made a written demand for such reasonable costs, Tenant shall have the right to set off such unreimbursed costs against Rent. Notwithstanding the foregoing, to the extent Landlord's failure to timely repair and restore the Premises is the result of the acts or omissions of Landlord or Landlord's agents, employees or contractors, the exercise by Tenant of the foregoing right to terminate or the right to restore on Landlord's behalf shall not preclude or otherwise prevent Tenant from pursuing any other rights or remedies which are available at law or in equity.

     If the entire Premises or a Substantial Portion thereof is damaged by a Casualty such that it cannot be restored to substantially its condition prior to such Casualty within one hundred eighty (180) days (as determined by mutual agreement of Landlord and Tenant) after the Casualty date, or if the Casualty occurs during the last twelve (12) months of the term of this Lease, or if the insurance proceeds received by Landlord are insufficient to restore the Premises to substantially its condition prior to the Casualty, then either party hereto may elect, by giving written notice to the other within sixty (60) days after the Casualty date, to terminate this Lease. If this Lease has not been terminated by the date sixty (60) days after the Casualty date, then Landlord shall with due diligence repair and restore the Premises to substantially its condition prior to the Casualty.

     Rent shall be abated equitably with respect to that portion of the Premises which is rendered untenantable as a result of a Casualty and/or as a result of repair and restoration activities in connection with a Casualty from the date of casualty until the date on which the Premises have been restored to substantially its condition prior to such Casualty.

     If this Lease is not terminated pursuant to this Section 16, Tenant shall as promptly as practicable after the occurrence of any damage or destruction make such repairs and replacements in the Premises as are necessary to restore Tenant's leasehold improvements (except the Building Improvements, and the Exterior Sign which shall be the responsibility of Landlord as provided above).

     A "Substantial Portion" of the Premises, for the purposes of Sections 15 and 16 of this Lease, shall be deemed to mean that Tenant is unable to use thirty-five percent (35%) or more of the space in the Building for the operation of Tenant's business at the Premises as contemplated by this Lease.

17.  INDEMNIFICATION

     Subject to Section 34 hereof, each of the Parties hereto (the "Indemnifying Party") shall indemnify and save harmless the other (the "Indemnified Party") against and from all expenses, liabilities, obligations, damages, penalties, claims, accidents, costs and expenses, including reasonable attorneys' fees paid, suffered or incurred for death or damage or injury to persons or property in whole or in part as a result of any breach by the Indemnifying Party, its agent, independent contractors, servants, employees or licensees, of any covenant, representation, warranty, or condition of this Lease or arising out of the carelessness, negligence, or improper conduct of the Indemnifying Party, its agents, servants, employees or licensees resulting from its performance of its obligations under this Lease or its use and occupancy of the Premises. The indemnification obligations contained in this Section 17 are expressly conditioned on the Indemnified Party's giving the Indemnifying Party prompt written notice of any action, proceeding, claim or demand which may trigger the indemnification obligation. Tenant's liability under this Lease extends to the acts and omissions of any subtenants, and any agent, servant, employee, or licensee of any subtenant. The obligations of indemnity under this Section shall survive the expiration or earlier termination of this Lease.

18.  TENANT DEFAULT

     If any one or more of the following events shall occur and be continuing:
(i) the Rent or any part thereof or any other payment due from Tenant to Landlord hereunder shall at any time be past due in arrears and unpaid for a period of ten (10) days from the date Tenant has received written notice thereof from Landlord (provided that Landlord shall have no obligation to provide more than two (2) notices of such monetary default in any consecutive twelve (12) month period during the term of this Lease), or (ii) Tenant shall default in the performance of any of the other covenants and agreements of this Lease, except failure to maintain insurance coverage which shall be an immediate default, and shall fail to remedy such default within thirty (30) days after Tenant has received written notice of such default from Landlord, or if such default cannot with reasonable diligence be cured within thirty (30) days, Tenant shall fail to commence a remedy of such default within thirty (30) days, or (iii) Tenant shall make any assignment of substantially all of Tenant's assets for the benefit of its creditors or be adjudicated a bankrupt, or (iv) Tenant shall file an application in Federal District Court for the reorganization seeking a compromise or settlement of its indebtedness, or (v) the interest of Tenant shall be sold under execution or other legal process, or (vi) a receiver or trustee is appointed for substantially all of the property of Tenant and shall not be discharged within forty-five (45) days after such appointment, then, and in any one or more of such events, Landlord, at its option, may do any one or more or all of the following:

     (a) Terminate this Lease and re-enter into and upon the Premises and again have, repossess, and enjoy the same with all of the improvements then located thereon as if this Lease had not been made, in which event this Lease and everything therein contained on the part of the Landlord to be kept and performed shall cease, and be utterly void without prejudice, however to Landlord's right of action for unpaid Rent and/or breach of this Lease.

     (b) Relet the Premises upon such terms as Landlord may, from time to time, elect, and apply the net proceeds towards Tenant's obligations hereunder; notwithstanding the foregoing, Tenant agrees, regardless of whether Landlord has relet the Premises, to pay to Landlord the Rent herein agreed to be paid by Tenant, less the proceeds of reletting, if any, plus the cost of tenant improvements, leasing commissions and any and all costs related to reletting the Premises. Landlord shall use reasonable efforts to relet the Premises.

     (c) Charge a late payment fee of five percent (5%) on any overdue payment to cover the extra expense incident to handling delinquent accounts.

19.  HOLDING OVER

     Unless otherwise agreed to in writing by Landlord and Tenant, Tenant shall have no right to retain possession of the Premises or any part thereof after the termination of the term of this Lease. The foregoing notwithstanding, if Tenant shall not have vacated the Premises by the termination date of the term of this Lease (subject to applicable renewals), Tenant shall be deemed a tenant from month to month only and shall pay Landlord Rent at a monthly rate of 125% of the Rent in effect immediately prior to the termination date for the time that Tenant remains in possession. In such event, the rights and obligations of Landlord and Tenant shall be governed, except as to Rent and duration (which shall be governed by the preceding sentence), by the provisions of this Lease. No such holding over shall be deemed to constitute a renewal or extension of the term hereof.

20.  LANDLORD'S WARRANTIES AND REPRESENTATIONS

     Landlord warrants and represents to Tenant that:

     (a) Landlord has full right and power to execute and perform this Lease and to grant the estate demised herein and that Tenant, on payment of the Rent and performance of the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Premises.

     (b) Landlord own fees simple title to the Land, free and clear of any liens, encumbrances, restrictions and violations (or claims or notices thereof), except as set forth on Exhibit "D" attached hereto and incorporated herein.

     (c) At the time of the commencement of construction of the Building Improvements by Landlord, throughout the construction period and on the Commencement Date, all necessary or appropriate governmental consents, permits and approvals for the design and construction of the Building Improvements and the Premises and their use and occupancy by Tenant as an office/warehouse/industrial building shall be obtained by Landlord, except those required in relation to Tenant's specific operations regardless of the location of such operations.

     (d) The location of the Building Improvements and other improvements will, when constructed, comply in all material respects with all applicable building, environmental and zoning laws, regulations and ordinances and all other applicable laws, rules, regulations and ordinances, including without limitation, the provisions of the Americans With Disabilities Act.

     (e) To the best of Landlord's knowledge, no notification of release of a hazardous substance pursuant to CERCLA (as defined in Section 22 hereof) or the Federal Clean Water Act, or any environmental law, regulation or ordinance has been filed as to the Premises.

     (f) To the best of Landlord's knowledge, no hazardous, toxic or polluting substances (including petroleum products) have been released, discharged or disposed of on the Premises.

     (g) To the best of Landlord's knowledge, no underground storage tanks, asbestos or PCB's are or have been located anywhere on the Premises.

     (h) Landlord has not received any request for information, notices of claim, demand letters, or other notification relevant to the Premises with respect to any investigation or clean up of hazardous substance releases.

          Further, Landlord also hereby covenants that it shall, during the term of this Lease, cause the Building Improvements and other improvements to comply in all material respects with all applicable building, environmental and zoning laws, regulations and ordinances and all other applicable laws, rules, regulations and ordinances, including without limitation, the provisions of the Americans With Disabilities Act.

          The foregoing covenants, representations and warranties of Landlord shall survive the expiration or earlier termination of this Lease.

21.  LANDLORD'S AND TENANT'S REMEDIES

     All rights and remedies of Landlord and Tenant herein shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, Landlord and Tenant shall each have and enjoy all rights and remedies to which each is entitled under law and in equity. Further, all rights and remedies of Landlord and Tenant shall survive the expiration or earlier termination of this Lease.

22.  ENVIRONMENTAL

     (a) Tenant covenants and agrees with Landlord as follows:

          (a.1) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the use and operation of the Premises by Tenant (except for those notices, permits, licenses or similar authorizations which Landlord is required to file or obtain under this Lease), or anyone claiming by, through or under Tenant, including, without limitation, treatment, storage, disposal or release of a hazardous substance or solid waste into the environment shall be duly obtained or filed by Tenant at its expense.

          (a.2) All hazardous substances or solid waste generated at the Premises by Tenant or by Tenant's agents, employees or contractors shall be transported, treated and disposed of only by carriers maintaining valid permits under the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6901 et seq.), as amended ("RCRA") and any other environmental laws, and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other environmental laws.

          (a.3) The use of the Premises by Tenant, or anyone claiming by, through or under Tenant, shall not result in the unlawful or unauthorized disposal or other release of any hazardous substance or solid waste on or to the Premises.

          (a.4) DEFINITIONS. The terms "hazardous substance," "release," and "threatened release" have meanings as specified in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), and the terms "solid waste" and "disposal" (or "disposed") have meanings as specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply after the effective date of such amendment, and provided further that to the extent the laws of the State of Ohio establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The term "environmental laws" means any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any governmental authority pertaining to health or the environment in effect in any and all jurisdictions in which the Premises is located, including, without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Occupational Safety and

Health Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, and the Toxic Substances Control Act, all as amended and including all regulations, permits, and orders issued thereunder.

          (a.5) Tenant, for itself and its successors and assigns, hereby undertakes to protect, indemnify and save Landlord, and its successors and assigns, harmless from any and all liability, loss or damage that Landlord or its successors or assigns may suffer as a result of claims, demands, costs, or judgments against any or all of them, by any third party (including without limitation, any governmental authority) to the extent any such liability, loss or damage arises from any actual or alleged violation by Tenant or anyone claiming by through or under Tenant (except Landlord acting on behalf of Tenant in Landlord's capacity as manager pursuant to its property management functions under this Lease) of any environmental law, including, but not limited to, liability for costs and expenses of abatement, correction or cleanup, fines, damages, defense costs and penalties, and liability for personal injury or property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of any public or private nuisance, or for the carrying on of any abnormally dangerous activity. The provisions of this indemnity shall survive the expiration or earlier termination of this Lease, but shall only apply to claims, demands, costs or judgments arising due to occurrences or activities which occur on or after the date Tenant takes possession and during the term of this Lease.

     (b) Landlord, for itself and its successors and assigns, hereby undertakes to protect, indemnify and save Tenant, and its successors and assigns, harmless from any and all liability, loss or damage that Tenant, or its successors or assigns may suffer as a result of claims, demands, costs or judgments against any or all of them by any third party (including without limitation, any governmental authority) to the extent any such liability, loss or damage arises from any actual or alleged violation by Landlord or anyone claiming by, through or under Landlord (including violations committed or alleged to have been committed by Landlord while acting on behalf of Tenant in Landlord's capacity as manager pursuant to its property management functions under this Lease), or any predecessor owner or occupant of the Land of any environmental law, including but not limited to, liability for costs and expenses of abatement, correction or clean up, fines, damages, defense costs and penalties, and liability for personal injury or property damage arising under any statutory or common law tort theory, including without limitation, damages assessed for the maintenance of any public or private nuisance, or for the carrying on of any normally dangerous activity. The provisions of this indemnity shall survive the expiration or earlier termination of this Lease.

23.  TENANT'S PROPERTY

     All trade fixtures, equipment and other property owned by Tenant shall remain the property of Tenant without regard to the means by which, or the person by whom the same are installed in or attached to the Premises, and Landlord agrees that Tenant shall have the right at any time, and from time to time, to remove any and all of its trade fixtures, equipment and other property provided that Tenant restores the Premises to its original condition, normal wear and tear excepted. Further, Landlord hereby waives any and all lien rights it may have, statutory or otherwise, concerning the trade fixtures, equipment and other property owned by Tenant and located on the Premises.

24.  LABOR

     Landlord and Tenant agree to comply with and to require their respective contractors to comply with all federal, state and local laws, ordinances, regulations and requirements relating to the employment, conditions of employment and hours of labor in connection with any demolition, construction, alteration or repair work done by or for Landlord or Tenant in or about the Premises.

25.  SPECIAL STIPULATIONS

     (a) No waiver of any default of Landlord or Tenant hereunder shall be implied from any omission by the other party to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

     (b) All of the covenants of the parties hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

     (c) Landlord and Tenant agree that this Lease shall not be recorded; however, Landlord agrees that, at the request of Tenant, it will promptly execute a Memorandum of Lease describing Tenant's rights hereunder to Tenant's reasonable satisfaction, in the form prescribed by statute, which Memorandum of Lease shall then be so filed for record.

     (d) Neither party has made any representations or promises, except as contained herein or in some further writing signed by the party making such representation or promise.

     (e) This Lease shall not be binding until and unless all parties have signed it; provided, however, that this Lease may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     (f) Any person executing this Lease as agent for or officer of a principal, corporation or partnership warrants his authority to do so and further warrants his authority to execute any and all other documents in connection with this Lease and the transactions contemplated herein.

     (g) Any dispute between the parties with respect to a material breach of this Lease which cannot be settled by Landlord and Tenant shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as amended and in effect on the date notice is given of the intention to arbitrate, which arbitration shall be conducted in the City of Cincinnati, Ohio. The determination of the arbitrators shall be final, binding and conclusive on all the parties, and judgement may be rendered thereon by any court having jurisdiction, upon application of either Landlord or Tenant.

26.  DEFAULT BY LANDLORD

     If Landlord shall breach any material agreement, condition or other provision in this Lease, and shall not cure such breach within thirty (30) days after notice in writing from the Tenant specifying the breach (or, if such breach cannot reasonably be cured with said thirty (30) day period, shall not commence to cure within thirty (30) days after receipt of written notice from Tenant of such breach and thereafter prosecute the curing of such breach to completion with due diligence), Tenant, at its option, may cure such a breach of this Lease by Landlord by exercising any rights and remedies available under the laws of the State of Ohio. Tenant may also, at its option, and after thirty (30) days written notice to Landlord specifying any default, in the performance or observance of any agreement, condition or other provision in this Lease, without waiving any claims for breach of agreement, cure such default for the account of Landlord, and the Landlord shall reimburse Tenant for any amount paid and any expense or contractual liability so incurred within ten (10) days after the giving of notice thereof to Landlord by Tenant. To the extent that Landlord fails to reimburse Tenant within said ten (10) day period, Tenant shall have the right to set off such unreimbursed costs against Rent.

27.  LIABILITY OF LANDLORD
     Intentionally deleted.

28.  TENANT'S RIGHT TO DEFEND

     Tenant shall have the right to defend or otherwise contest, at its own expense and in its own name, or in the name of Landlord, after due notice to Landlord, to such extent as Tenant may deem necessary, any suits, actions or claims filed or made by any third party which may in the judgment of Tenant threaten any rights of Tenant relating to the Premises or in any way Tenant's possession or right of possession of the Premises, but nothing herein contained shall restrict Landlord, at Landlord's sole cost and expense, from defending, contesting or participating in the defense or contest of any such suit or action if in the judgment of Landlord the interests of Landlord shall so require. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

29.  ACCESS TO PREMISES

     Landlord, or its agents, shall have the right, upon prior notice of at least one (1) business day, except in case of emergency, to enter upon the Premises at times mutually acceptable to Landlord and Tenant for the purpose of inspecting same, or of making repairs, additions, or alterations to the Premises or any property owned or controlled by Landlord. In the event that Tenant has not timely exercised its right to the next applicable Renewal Term, Landlord shall have the right, during the last twelve (12) months of the term of this Lease, to (i) show the Premises, after providing prior notice to Tenant of at least one (1) business day and at times mutually acceptable to Landlord and Tenant, to prospective tenants and other interested parties, while at all times during such showings being accompanied by an authorized agent or employee of Tenant; and (iii) maintain signage indicating the Premises' availability.

30.  QUIET ENJOYMENT

     Landlord agrees that Tenant, paying the rents and performing the covenants of this Lease, may quietly have, hold and enjoy the Premises during the term of this Lease.

31.  SURRENDER

     At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises, including any improvements, additions and other leasehold improvements made by Tenant, to Landlord in as good condition as on the Commencement Date, excepting ordinary wear and tear and casualty and condemnation damage. By the expiration or earlier termination of this Lease, Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and Tenant shall repair any damage to the Premises caused by the removal of Tenant's personal property and trade fixtures. If Tenant fails to so remove Tenant's personal property and trade fixtures, Landlord may (but shall not be obligated to) remove Tenant's personal property and trade fixtures and store the same and repair all damage caused by the removal, all at Tenant's expense. In that event, Tenant shall reimburse Landlord for all costs and expenses incurred in the removal, the storage or personal property and trade fixtures and the repair of the Premises, within ten (10) days after Landlord notifies Tenant of the amount of the costs and expenses.

32.  WAIVER

     The waiver by Landlord of the breach of any of the covenants or conditions by Tenant, or the consent by Landlord to any assignment by Tenant, shall not affect the right of remedy of the Landlord for any future breach or assignment without consent; but such right of remedy may be pursued as if no such waver or consent had been given.

     The waiver by Tenant of the breach of any of the covenants or conditions by Landlord, or the consent by Tenant to any assignment by Landlord, shall not affect the right of remedy of the Tenant for any future breach or assignment without consent; but such right of remedy may be pursued as if no such waiver or consent had been given.

33.  NOTICE

     Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party of this Lease to the other, such notice or demand shall be given in writing and forwarded by certified mail or overnight courier delivery, and shall take effect upon receipt by the receiving party, addressed as follows:

         To Landlord:      Al Neyer, Inc.
                           3800 Red Bank Road
                           Cincinnati, OH 45227
                           Attn:  Property Management Department

         With a Copy To:   Keating, Muething & Klekamp, P.L.L.

                           1400 Provident Tower
                           One East Fourth Street
                           Cincinnati, OH 45202
                           Attn:  Gail G. Pryse, Esq.

         To Tenant:        Cintech Solutions, Inc.
                           2100 Sherman Avenue
                           Norwood, OH 45212-2736
                           Attn: Michael E. Freese

         With a Copy To:   Dinsmore & Shohl, LLP

                           1900 Chemed Center
                           255 E. Fifth Street
                           Cincinnati, Ohio 45202
                           Attn:  Paul R. Mattingly

     Such address may be changed from time to time by either party by serving notices as above provided. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

34.  WAIVER OF CLAIMS AGAINST PARTIES

     Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Building Improvements or the Premises or to either such party, their respective agents, employees, invitees or contractors, by reason of fire, the elements, or any other cause which is insured against under the terms of standard fire and extended coverage insurance policies referred to in Section 11 hereof or is otherwise insured against under an insurance policy maintained by the party suffering such loss or damage, regardless of cause or origin, including any negligence of the other party hereto and/or its agents, officers, or employees, and each party covenants that no insurer shall hold any right of subrogation against such other party; provided, however, that the foregoing waivers shall only apply to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued. Each party hereto agrees to give immediately to any insurer that has issued to it policies of fire and extended coverage insurance written notice of the mutual waiver contained in this provision and to have such policies endorsed, if necessary, to prevent the invalidation of insurance coverage by reason of such mutual waiver.

35.  SUBORDINATION

     Tenant agrees that its rights hereunder are subordinated to the lien of any mortgage or mortgages to any bank, insurance company or any other lender now or hereafter enforced against the Premises or any part thereof, and to all advances made or hereafter to be made upon the security thereof, subject, however, to the requirement that Tenant be provided a Non-Disturbance Agreement (as hereinafter defined) with respect to each such lien or mortgage.

     Tenant will cooperate in executing any instrument of subordination and nondisturbance required by any mortgagee, provided that the mortgagee shall execute and deliver to Tenant a nondisturbance agreement in a form reasonably satisfactory to Tenant's counsel which shall state that (i) Tenant will not be evicted in the event of foreclosure or ejectment of Landlord for noncompliance with the conditions of any mortgage or lien on the Premises so long as Tenant shall pay the Rent and shall otherwise comply with all of the other terms and provisions of this Lease, and (ii) the successor landlord will honor the terms of this Lease, and (iii) such instrument will not impose further obligations on Tenant (collectively, a "Non-Disturbance Agreement").

36.  SUCCESSORS AND ASSIGNS

     This Lease and all of its terms, covenants and provisions shall inure to the benefit of, and be binding upon, the parties and their respective administrators, executors, successors and assigns.

37.  MISCELLANEOUS

     This Lease and all of its terms, covenants and provisions shall be governed by and construed under the laws of the State of Ohio.

38.  ESTOPPEL CERTIFICATES

     Each party hereto will, within ten (10) days after receipt from the other, execute an estoppel certificate certifying as to such facts (if true) and agreeing to such notice provisions and other matters as such person(s) requesting the estoppel certificate may reasonably require with respect to the status of this Lease.

39.  NET LEASE

     The parties do hereby declare and state that this Lease is of a kind commonly known as "Net Lease." Accordingly, Tenant agrees to bear and pay for all items as previously specified in other Sections of this Lease, subject to other Sections of the Lease:

     (a) Subject to the other Sections of this Lease, Landlord shall receive from Tenant the Rent agreed to be paid by Tenant hereunder without reduction on account of any matter or thing; and

     (b) Landlord, at the expiration of or termination of this Lease, shall receive possession of the Premises, in accordance with the covenants of Tenant contained herein, free and clear of all claims, liens, charges and encumbrances, except those to which the Premises are now subject, or which may be placed thereon by Landlord, or which shall arise because of breach by Landlord of any covenant or covenants of

Landlord contained herein or which have not been caused by the act or omission of Tenant or of Tenant's employees, agents or contractors.

40.  TIME IS OF THE ESSENCE

     In all instances where either party is required to pay any sum or do any other act at a particular time or within a specified period, it is understood that time is of the essence, subject to applicable cure periods.

41.  FINANCIAL STATEMENTS

     (a) Tenant acknowledges that it has provided Landlord with its financial statement(s) as a primary inducement to Landlord's agreement to lease the Premises to Tenant, and that Landlord has relied on the accuracy of said financial statement(s) in entering into this Lease. Tenant represents and warrants that the information contained in said financial statement(s) is true, complete and correct in all material aspects, and agrees that the foregoing representations shall be a precondition to this Lease.

     (b) At the reasonable request of Landlord, upon Landlord's refinancing of the property debt or of a potential property sale, Tenant shall furnish to Landlord a balance sheet of Tenant as of the end of the most current fiscal year and a statement of income and expense for that same year, along with a certificate of the chief financial officer, owner or partner of Tenant to the effect that the financial statements have been prepared in conformity with generally accepted accounting principles consistently applied and fairly present the financial condition and results of operations of Tenant as of and for the period covered. Notwithstanding the foregoing, so long as Tenant is a public company, Tenant shall only be obligated to provide or disclose to Landlord those balance sheets, statements of income and expense and other financial statements and information which are in the public domain and will have no obligation to provide or disclose any interim statements.

42.  MOVING ALLOWANCE

     As additional consideration for Tenant's agreement to lease the Premises from Landlord pursuant to the terms hereof, Landlord shall, not later than ninety (90) days before Substantial Completion, pay to Tenant the sum of One Hundred Thousand and 00/100 Dollars ($100,000.00) (the "Moving Fee") to be used by Tenant to pay for all costs and expenses it will incur in connection with the moving of its property, trade fixtures, equipment, files and other data and materials to the Premises. Notwithstanding the foregoing, Tenant shall have no obligation to return any portion of the Moving Fee to Landlord in the event that Tenant does not use all of the Moving Fee for said costs and expenses, the Moving Fee being the sole property of Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant, through their duly authorized representatives, have caused this Lease to be executed s of the date and year first above written.

WITNESSES:                                  LANDLORD:

                                            AL NEYER, INC., an Ohio corporation


 /s/ Ellen Mayleben
-------------------------------
                                            By:  /s/ James T. Neyer
                                               ---------------------------------
                                                  James T. Neyer, Vice President
 /s/ Kenneth E. Schon
-------------------------------
                                            TENANT:

                                            CINTECH SOLUTIONS, INC.,
                                            a(n) OHIO CORPORATION
                                               ---------------------------------


 /s/ Michael E. Freese
-------------------------------

                                            By: /s/ Diane M. Kamionka
                                               ---------------------------------

 /s/ James A. Conrady                       Name:  Diane M. Kamionka
-------------------------------                  -------------------------------

                                            Title: President
                                                  ------------------------------

STATE OF OHIO                       )
                                    )  SS:
COUNTY OF HAMILTON                  )

     The foregoing instrument was acknowledged before me this 19TH day of January, 2001, by James T. Neyer, Vice President of Al Neyer, Inc., an Ohio corporation, on behalf of the corporation.

                                                     /s/ Anne E. Pielage
                                                     ---------------------------

                                                     Notary Public


STATE OF OHIO                       )
                                    )  SS:
COUNTY OF HAMILTON                  )

     The foregoing instrument was acknowledged before me this 18TH day of January, 2001 by Diane M. Kamionka of Cintech Solutions, Inc., a(n) Ohio Corporation, on behalf of the Corporation.

                                                     /s/ Susan A.Warren
                                                     ---------------------------

                                                     Notary Public

                                   Exhibit A

                                Drawing of Land

                             -Phase I - 2.25 Acres

                             -Phase II - 1.5 Acres

                                   Exhibit A

                              Drawing of Site Plan

                                   Exhibit A

                             Drawing of Garage Plan

                                   Exhibit A

                          Drawing of First Floor Plan

                                   Exhibit A

                          Drawing of Second Floor Plan

                                   Exhibit A

                              Drawing of Building

                                South Elevation

                                   Exhibit A

                              Drawing of Building

                                 East Elevation

                                   Exhibit A

                              Drawing of Building

                                North Elevation

                                   Exhibit A

                              Drawing of Building

                                 West Elevation

                      SPECIFICATIONS FOR CINTECH SOLUTIONS           EXHIBIT B
================================================================================
                             Shell Building & Site

DIVISION 1 -- GENERAL CONDITIONS

Included in our proposal:

     A. Architect's and engineer's fees for the design of the site and shell building.

     B.   Interior design fee for lobby and toilet rooms.

     C.   Quality control by an independent firm for the earthwork.

     D.   Builders Risk Insurance

     E.   Full-time job site supervision.

     F.   Applicable sales taxes.

     G.   Building permit fees.

     H.   Temporary electric service and consumption costs during construction.

     I.   Sanitary sewer and water tap-in fees.

     J.   AIA Contract Documents

     K. Any suppliers or subcontractors not under our contract must conform to our construction details and schedules.

     L. All labor is to be merit shop construction with no provisions for prevailing wages.

     M. Complete labor and material guarantee for two (2) years. A walk-through of the facility will be scheduled just prior to this date to determine if there are new warranty issues which need to be addressed.

     N.   General and final clean up.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 1

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 2 -- SITEWORK

Included in our proposal:

     A.   Test borings with engineering analysis for on-site work only.

     B.   Clearing of vegetation as required.

     C. Back-filling, compaction and testing of fill for all building foundations. Note: structural fill under building foundations is to be compacted to 98% of standard proctor.

     D. Re-use of the on-site storm sewer system with catch basins and manholes and storm water retention basins. The storm sewer will be PVC with catch basins and manholes as required by code and the governing watershed district. All catch basins in pavement areas will have heavy-duty grates.

     E.   All sanitary sewer site piping.

     F.   Fire suppression water service piping.

     G.   Connection of 1 1/2" water tap, meter, and site domestic water piping.

     H.   Concrete and asphalt paving:

          - Asphalt paving to be 4" asphalt on 8" crushed stone base at all new paving areas.
          -    Repair of existing concrete paving.
          -    Decorative paving/concrete at entry plaza as shown.

     I.   Site concrete is to include:

          -    4" sidewalk.
          -    Concrete approach at entrance drive.
          -    Transformer pad.
          -    Dumpster pad and enclosure.
          -    Cast-in-place and extruded curb at parking.
          -    Headwalls and outlet structures.

     J. $50,000 landscaping allowance to include design, seed, sod, plantings and a lawn irrigation system.

     K.   Site de-watering.

     L.   Demolition of existing building.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 2

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 3 -- STRUCTURAL CONCRETE

Included in our proposal:

     A. Building footings-- standard construction, 3,000 psi concrete. Shallow spread footings have been included as part of the foundation system.

     B.   Concrete foundations to be 3,500 psi concrete.

     C.   Elevated slabs to be 4" 3,500 psi lightweight concrete with 42" W.W.F.

     D. The concrete floor flatness and levelness minimum average readings taken as a whole, shall be F(sub f) of 2O for flatness and F(sub L) of 15 for levelness as set forth by ASTME 1155.

     E. The building will be designed in accordance with the standards of the American Concrete Institute, ACI 318, and all other applicable building codes.

     F.   Concrete tests by independent testing laboratory.

     G.   Under-building parking area column base to be encased in concrete.
--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 3

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site


DIVISION 4 -- MASONRY

Included in our proposal:

     A. Exterior wall will be a brick veneer, utility size, on masonry supported on structural steel lintels.

     B.   Utility brick based upon an allowance of $700/thousand.

     C. Masonry based upon split concrete masonry units, integrally colored, creme buff in color or similar.

     D. Masonry support system to include metal studs with exterior gypsum board faced with 15# builders felt.

     E.   Mortar will be manufacturer's standard color as selected.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 4

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site


DIVISION 5 -- METALS

Included in our proposal:

     A. Structural system consisting of columns, girders, joists, 4" composite floor deck, and roof deck. Structural system is factory painted with standard gray primer only. System is designed to meet local code requirements. No provision has been made to meet Factory Mutual requirements.

     B.   Bay spacing per plan layout.

     C. Two (2) sets of closed riser, concrete-filled pan stairs with painted metal picket railings and pipe cap. The central stair at the elevator lobby will also include carpet, drywall finishes under riser and wood cap.

     D.   6" guard posts as required.

     E.   Roof frames for HVAC equipment.

     F.   Roof screen included at HVAC equipment.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 5

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 6 -- CARPENTRY

Included in our proposal:

     A.   2" x 8" moisture resistant roof blocking.

     B.   Miscellaneous wood blocking.

     C. Toilet rooms to have solid surface countertops with integral solid surface sinks.

     D.   Stair at elevator lobby to have a wood cap.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 6

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 7 -- MOISTURE, THERMAL PROTECTION

Included in our proposal:

     A.   Urethane sealant at vertical brick joints.

     B. 24" x 2" closed cell polystyrene insulation to be placed horizontally under slab-on-grade at perimeter walls.

     C. Roofing system to be a single-ply EPDM, ballasted membrane with polyisocyanurate insulation R-15. All roofing and flashings will be guaranteed by a ten (10) year limited warranty by the membrane manufacturer.

     D. E.I.F.S. has been included as the exterior wall system for the spandrel and tower area.

     E.   Spray-on waterproofing for the foundation walls as required.

     F.   Miscellaneous caulking as required.

     G. Exterior wall insulation to be 3 1/2" fiberglass batts installed in the metal stud wall cavity.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 7

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 8 -- DOORS, WINDOWS

Included in our proposal:

     A. The exterior glazing system will consist of 1" thick tinted, thermopane units set in clear anodized, thermally-improved, aluminum frames as shown on the drawings. All window units to be fixed sash (no operating sash). All interior glass to be clear. Tempered glass will be provided as required by code.

     B.   Six (6) anodized aluminum storefront doors.

     C. Doors at central stair to be on automatic hold open or concealed fire shutter as shown.

     D. All other exterior personnel doors to be 16-gauge hollow metal in 14-gauge, galvanized hollow metal frames.

     E. All interior personnel doors to be 1 3/4" thick x 3' wide x 8' tall, solid core, architectural wood veneer doors in pre-finished aluminum frames as allowed by building code.

     F.   Finish hardware for all exterior hollow metal doors to be:
          -    Non-removable pin ball bearing hinges.
          -    Mortise lockset.
          -    Closer with hold open.
          -    Aluminum threshold.
          -    Weatherstripping.

     G.   Finish hardware for interior personnel doors to be:
          -    Butt hinges.
          -    Passage set typical (locksets provided at mechanical rooms).
          -    Closers provided at stairwells and pairs of doors.

     H.   Full length mirrors at all toilet room countertops.

     I.   An allowance of $2,500 is included for a skylight at the central stair.
--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 8

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 9 -- FINISHES

Included in our proposal:

     A. All interior partitions to be constructed with one (1) layer of 5/8" gypsum wallboard applied to each side of 25-gauge metal stud framing members spaced at 24" o.c. Two (2) fire-rated partitions will be provided as required by Code.

     B. Ceramic tile floors to be provided in the toilet rooms. All tile work will be thinset and grouted with natural colored, latex enhanced grout.

     C. All toilet room wet walls will receive a 5' high ceramic tile wainscot.

     D. Resilient flooring will be 12" x 12" vinyl composition tile and will be provided in the janitor's and electric rooms.

     E. Suspended acoustic ceiling tile to be provided in the toilet rooms and elevator lobbies. The ceiling system to be standard fissure 2' x 2', reveal edge tiles in a 15/16" tee grid. The ceiling height will be at 9'.

     F.   All tenant spaces to have a 4' x 4' ceiling grid system only.

     G.   Two (2) coats of latex paint on all interior drywall partitions.

     H.   An allowance of $30,000 for main entrance lobby finishes as follows:
          -    Flooring - $10,000
          -    Paint/wallcovering - $5,000
          -    Drywall ceilings - $5,000
          -    Millwork - $5,000
          -    Special light fixtures - $5,000

     I. An allowance of $25,000 for central stair and elevator lobby finishes as follows:
          -    Flooring - $5,000
          -    Paint/wallcovering - $5,000
          -    Drywall ceilings - $5,000
          -    Millwork/wood cap - $2,500
          -    Special light fixtures - $7,500

     J.   An allowance of $5,000 for garage entry lobby finishes as follows:
          -    Flooring - $2,500
          -    Paint/wallcovering - $2,500

     K. The under-building parking area ceiling to be 2' x 4' vinyl rock ceiling panels in ceiling grid with 3 1/2" batt insulation.
--------------------------------------------------------------------------------
1/16/01                              [LOGO]                              Page 9

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 9 -- FINISHES (CONTINUED)

     L. An allowance of $8,000 (400 square feet @ $20.00/sf) is included for a patio/deck area at the employee breakroom.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 10

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 10 -- SPECIALTIES

Included in our proposal:

     A.   Ten (10) fire extinguishers.

     B.   A 25' tall anodized aluminum flag pole.

     C.   A signage allowance of $10,000.

     D. Toilet partitions will be floor mounted, with a plastic laminate finish. Each toilet partition door will be furnished with a chrome latch, coat hook, and rubber bumper. Matching screens will be provided between each urinal. Handicapped toilet stalls will be provided with grab bars as required by Code.

     E.   The toilet room will be provided with:
          -    Soap dispensers.
          -    Recessed paper towel dispensers with waste receptacles.
          -    Toilet tissue dispenser for each stall.
          -    Sanitary napkin disposal at each women's toilet stall.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 11

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site
DIVISION 11 -- EQUIPMENT

None included in this proposal.
--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 11

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site




DIVISION 12 -- FURNISHINGS


Included in our proposal:

     A.   Horizontal mini-blinds included for all tenant space exterior windows.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 13

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site


DIVISION 13 -- SPECIAL CONSTRUCTION

None included in this proposal.
--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 14

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site


DIVISION 14 -- CONVEYING SYSTEMS


Included in our proposal:

     A. One (1) hydraulic elevator will be provided. The elevator will have a capacity of 3,500 pounds with a travel speed of 150 fpm and will be single-side opening. Finishes will be standard with brushed stainless steel fronts and doors and plastic laminate interiors.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 15

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site


DIVISION 15 -- MECHANICAL

Included in our proposal:

FIRE PROTECTION

     A. A complete automatic fire protection sprinkler system will be provided for the shell building in accordance with the local fire department. Upturned brass sprinkler heads will be used in areas with exposed structure. White, concealed heads will be utilized in finished ceiling areas at the lobby and restroom areas.

     B. Garage Area: Ordinary Hazard Group I, .15 GPM/sq. ft. density, most remote area of application 1,500 sq. ft., total hose allowance of 250 GPM, head spacing at a maximum of 256 sq. ft.

     C. Office Shell Area: Light Hazard, .10 GPM/sq. ft. density, most remote area of application 1,500 sq. ft., total hose allowance of l00 GPM, head spacing at a maximum of 225 sq. ft.


PLUMBING

     A. Two (2) core toilet rooms (one set per floor) including the following fixtures in each:
          -    Six (6) wall-hung water closets with flush valves and trim.
          -    Two (2) wall-hung urinals with automatic flush valves and trim.
          - Four (4) counter-mounted with faucets and trim at solid surface bowls.
          - One (1) electric watercooler (high/low design) with stainless steel covers per ADA.
          - One (1) 20-gallon electric water heater (one for each toilet room group).
          -    One (1) mop basin with trim.

     B. Interior storm piping system with roof drains and leaders at perimeter of building, underground piping to 5' outside the building and insulation of horizontal piping to provide a complete system.

     C. Interior sanitary system from 5' outside the building with two (2) future 4" waste and 3" vent stacks including taps at each floor for future extension.

     D. Domestic water piping system from a flange inside the building with two (2) 1" future stacks including valved taps at each floor for future extension.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 16

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 15 -- MECHANICAL (CONTINUED)

Included in our proposal:

HVAC
----

     A. Five (5) rooftop units with VVT controls, economizers, curbs and gas heat (one (1) ton/4,000 square feet, based on a load of 4.5 watts/square foot).

     B. Forty (40) VVT zones with programmable thermostats (one (1)/1,000 square feet).

     C.   Central building control headend with modem.

     D. Main supply duct, fire damper, hangers, etc. (return is proposed as a plenum return).

     E.   Smoke detectors in the rooftop units.

     F.   Bathroom exhaust system.

     G.   Air distribution systems for all lobby and common areas.

     H.   Electric heaters for the entryways and stairways.

     I.   Electric heaters for slab temperature in garage ceiling plenum.

     J. Distribution beyond main supply duct is excluded and is to be part of the tenant improvement.

--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 17

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site

DIVISION 16 -- ELECTRICAL

Included in our proposal:

     A. A complete building power distribution system from a utility company furnished, pad-mounted transformer. The electrical installation will be complete from the transformer to power and lighting panels, switches and/or circuit breakers throughout the building to supply heating, ventilating, air conditioning, and other items of this specification.

     B.   A 1,200 amp, 480/277 volt, 3-phase, 4-wire electric service with two
          (2) 480/277 volt panels and two (2) 208/120 volt panels.

     C.   110 volt duplex receptacles as required in lobby/core area only.

     D.   Light switches as required in lobby/core area only.

     E.   Voice/data receptacles as required in lobby/core area only.

     F. Fluorescent lighting to provide sixty-five (65) footcandles for the restrooms and elevator lobbies.

     G.   Exit and emergency lighting as required by code.

     H.   Parking lot lighting to provide a two (2) footcandle average.

     I.   An allowance of $7,500 for the fire alarm/security system.
--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 18

                      SPECIFICATIONS FOR CINTECH SOLUTIONS
================================================================================
                             Shell Building & Site


EXCLUSIONS

The following items are NOT INCLUDED in our proposal:

     A. Cable trays, power poles and underfloor electrical duct systems, UPS and generator systems.

     B. Central timeclock and music, telephone systems, security or other internal communications systems.

     C. Furniture and office furnishings including demountable or landscape office partitioning, reception desk, marker boards, projection screens and vending machines.

     D.   Interior plantscaping.

     E.   Artwork and interior plantscaping.


--------------------------------------------------------------------------------
1/16/01                              [LOGO]                             Page 19

                                                            2000                            2001
ACTIVITY                       ORIG    EARLY     OCT         NOV         DEC           JAN       FEB
   ID     DESCRIPTION          DUR     START  09 16 23 30 06 13 20 27 04 11 18 25 01 08 15 22 29 05 12 19 26
1000 PRELIMINARY DESIGN        55d   10OCT00A  ==============================================================
1010 Design Development        21d   23FEB01*
1011 Tenant Design             30d   28MAR01
1012 Tenant Procurement        50d   09MAY01
1020 Civil Design              21d   23FEB01*
1030 Structural Design         19d   23FEB01*
1040 Bid Glass                  6d   28MAR01*
1050 Bid Masonry                6d   28MAR01*
1060 Bid Drywall                6d   28MAR01*
1070 Bid Sitework               6d   28MAR01*
1080 Bid Structural Steel       6d   28MAR01*
1090 Procure Glass            8d1h   05APR01*
1100 Procure Masonry           69d   05APR01*
1110 Procure Steel             50d   05APR01*
1120 Erect Steel              8d7h   14JUN01*
1130 Parapet Framing          5d4h   11JUL01*
1140 Roofing                    6d   19JUL01*
1150 Clear Site                 7d   05APR01*
1160 Foundations               10d   16APR01*
1170 Under Slab Utilities      10d   30APR01*
1180 Slab on Grade             12d   14MAY01*
1190 Interior CMU              12d   14MAY01*
1200 Slab on Deck              10d   11JUL01
1210 Interior Framing Board    45d   25JUL01
1220 Finish/Paint              25d   26SEP01
1230 Exterior Framing Board    30d   11JUL01
1240 Glass                     21d   22AUG01
1250 Tenant Improvement        40d   20SEP01*
1260 Ceilings                  10d   26SEP01
1270 Lighting                  20d   10OCT01
1280 Brickwork                 40d   22AUG01
1290 Bid Plumber                5d   28MAR01
1300 Bid Sprinkler              5d   28MAR01
1310 Bid HVAC                   5d   28MAR01
1320 Bid Electrical             5d   28MAR01
1330 Bid Elevators              5d   28MAR01
1340 Procure Elevator         110d   04APR01
1350 Install Elevator          20d   06SEP01
1360 Electric Rough-in         20d   27JUL01
1370 Permanent Power           12d   24AUG01
-------------------------------------------------------------------------------------------------------


                                                                                      2001
ACTIVITY                       ORIG    EARLY          MAR          APR           MAY          JUN          JUL            AUG
   ID     DESCRIPTION          DUR     START  05 12 19 26 02 09 16 23 30 07 14 21 28 04 11 18 25 02 09 16 23 30 06 13 20 27
1000 PRELIMINARY DESIGN        55d   10OCT00A PRELIMINARY DESIGN
1010 Design Development        21d   23FEB01* =============== Design Development
1011 Tenant Design             30d   28MAR01                  ==================== Tenant Design
1012 Tenant Procurement        50d   09MAY01                                ===================================Tenant Procurement
1020 Civil Design              21d   23FEB01*  =============Civil Design
1030 Structural Design         19d   23FEB01*  =============Structural Design
1040 Bid Glass                  6d   28MAR01*                ===Bid Glass
1050 Bid Masonry                6d   28MAR01*                ===Bid Masonry
1060 Bid Drywall                6d   28MAR01*                ===Bid Drywall
1070 Bid Sitework               6d   28MAR01*                ===Bid Sitework
1080 Bid Structural Steel       6d   28MAR01*                ===Bid Structural Steel
1090 Procure Glass            8d1h   05APR01*                   =============================================Procure Glass
1100 Procure Masonry           69d   05APR01*                   =============================================Procure Masonry
1110 Procure Steel             50d   05APR01*                   ============================Procure Steel
1120 Erect Steel              8d7h   14JUN01*                                               ===================Erect Steel
1130 Parapet Framing          5d4h   11JUL01*                                                            ==Parapet Framing
1140 Roofing                    6d   19JUL01*                                                              ==Roofing
1150 Clear Site                 7d   05APR01*                    ==Clear Site
1160 Foundations               10d   16APR01*                       ==Foundations
1170 Under Slab Utilities      10d   30APR01*                             ==Under Slab Utilities
1180 Slab on Grade             12d   14MAY01*                                      ==Slab on Grade
1190 Interior CMU              12d   14MAY01*                                      ==Interior CMU
1200 Slab on Deck              10d   11JUL01                                                             ==Slab on Deck
1210 Interior Framing Board    45d   25JUL01                                                                       ===============
1220 Finish/Paint              25d   26SEP01
1230 Exterior Framing Board    30d   11JUL01                                                             =================Exterior
1240 Glass                     21d   22AUG01                                                                                ======
1250 Tenant Improvement        40d   20SEP01*
1260 Ceilings                  10d   26SEP01
1270 Lighting                  20d   10OCT01
1280 Brickwork                 40d   22AUG01                                                                             =========
1290 Bid Plumber                5d   28MAR01             ==Bid Plumber
1300 Bid Sprinkler              5d   28MAR01             ==Bid Sprinkler
1310 Bid HVAC                   5d   28MAR01             ==Bid HVAC
1320 Bid Electrical             5d   28MAR01             ==Bid Electrical
1330 Bid Elevators              5d   28MAR01             ==Bid Elevators
1340 Procure Elevator         110d   04APR01             =========================================================================
1350 Install Elevator          20d   06SEP01
1360 Electric Rough-in         20d   27JUL01                                                                     =================
1370 Permanent Power           12d   24AUG01                                                                                   ===
----------------------------------------------------------------------------------------------------------------------------------


                                                                       2001
ACTIVITY                       ORIG    EARLY          SEP        OCT         NOV          DEC
   ID     DESCRIPTION          DUR     START   03 10 17 24 01 08 15 22 29 05 12 19 26 03 10
1000 PRELIMINARY DESIGN        55d   10OCT00A
1010 Design Development        21d   23FEB01*
1011 Tenant Design             30d   28MAR01
1012 Tenant Procurement        50d   09MAY01
1020 Civil Design              21d   23FEB01*
1030 Structural Design         19d   23FEB01*
1040 Bid Glass                  6d   28MAR01*
1050 Bid Masonry                6d   28MAR01*
1060 Bid Drywall                6d   28MAR01*
1070 Bid Sitework               6d   28MAR01*
1080 Bid Structural Steel       6d   28MAR01*
1090 Procure Glass            8d1h   05APR01*
1100 Procure Masonry           69d   05APR01*
1110 Procure Steel             50d   05APR01*
1120 Erect Steel              8d7h   14JUN01*
1130 Parapet Framing          5d4h   11JUL01*
1140 Roofing                    6d   19JUL01*
1150 Clear Site                 7d   05APR01*
1160 Foundations               10d   16APR01*
1170 Under Slab Utilities      10d   30APR01*
1180 Slab on Grade             12d   14MAY01*
1190 Interior CMU              12d   14MAY01*
1200 Slab on Deck              10d   11JUL01
1210 Interior Framing Board    30d   27JUL01  =====================Interior Framing Board
1220 Finish/Paint              25d   26SEP01                        =================Finish/Paint
1230 Exterior Framing Board    30d   11JUL01  =====Exterior Framing Board
1240 Glass                     21d   22AUG01         ============ Glass
1250 Tenant Improvement        40d   20SEP01*                   =========================Tenant Improvement
1260 Ceilings                  10d   26SEP01                         ======Ceilings
1270 Lighting                  20d   10OCT01                                  ============Lighting
1280 Brickwork                 40d   22AUG01      =======================Brickwork
1290 Bid Plumber                5d   28MAR01
1300 Bid Sprinkler              5d   28MAR01
1310 Bid HVAC                   5d   28MAR01
1320 Bid Electrical             5d   28MAR01
1330 Bid Elevators              5d   28MAR01
1340 Procure Elevator         110d   04APR01  ==============Procure Elevator
1350 Install Elevator          20d   06SEP01                ========Install Elevator
1360 Electric Rough-in         20d   27JUL01  =============Electric Rough-in
1370 Permanent Power           12d   24AUG01            ========Permanent Power
-----------------------------------------------------------------------------------------------------------------
Start date  01JAN99                                             ========= Early bar
Finish date 15NOV01                                             ========= Progress bar
Data date   16JAN01                                             ========= Critical bar
Run date    16JAN01                                             --------- Summary bar
Page number 1A                                                  + Start milestone point
(C)Primavera Systems, Inc.                                      + Finish milestone point


                                  EXHIBIT "C"


                               CINTECH Solutions

                                   Exhibit D

     10. Slope Easement in favor of The City of Blue Ash as granted in Easement for Highway Purposes recorded in Deed Book 4146, Page 1560, Hamilton County, Ohio Records. (See attachment 2)

     11. Limitation of Access to Reed-Hartman Highway and limitation of Railroad Access recorded in Deed Book 4154, Page 1396, Hamilton County, Ohio Records. (See attachment 3)

     12. Terms and Conditions of Restrictions recorded in Deed Book 4155, Page 354, Hamilton County, Ohio Records. (See attachment 4)

     13. Right of Way and Easement for Storm Sewer to the City of Blue Ash recorded in Deed Book 4244, Page 1678, Hamilton County, Ohio Records. (See attachment 5)

     14. Twenty (20) foot Private Storm Sewer Easement recorded in Deed Book 4323, Page 1259, Hamilton County, Ohio Records. (See attachment 6)

     15. Ten (10) foot Storm Sewer Easement to the City of Blue Ash recorded in Deed Book 4323, Page 1261 and accepted by the city of Blue Ash in Deed Book 4341, Page 1067, Hamilton County, Ohio Records. (See attachment
          7)

     16. Ten (10) foot Utility Easement to The Cincinnati Gas and Electric Company and the Cincinnati Bell Telephone Company recorded in Deed Book 4333, Page 1095, Hamilton County, Ohio Records. (See attachment
          8)

     17. Ten (10) foot Utility Easement to The Cincinnati Gas and Electric Company recorded in Deed Book 4334, Page 943, Hamilton County, Ohio Records. (See attachment 9)

     18. Terms and Conditions of Restrictive Covenants recorded in Mortgage Book 4279, Page 414, amended in Mortgage Book 4323, Page 1812, amended in Mortgage Book 4521, Page 1803 and assigned in Mortgage Book 4966, Page 227, Hamilton County, Ohio Records. (See attachment 10)

     19. Terms and Conditions of Agreement between the City of Cincinnati and the Community Improvement Corporation of Greater Cincinnati recorded in Miscellaneous Book 22, Page 818, Hamilton County, Ohio Records. (See attachment 11)






This Commitment is invalid unless Schedule A, Commitment Number
36-0143-010-0733 is attached.

     20. Terms and Conditions of Agreement between the City of Cincinnati and the Community Improvement Corporation of Greater Cincinnati recorded in Miscellaneous Book 28, Page 407, amended in Miscellaneous Book 28, Page 1079, Hamilton County, Ohio Records. (See attachment 12)

     21. Terms and Conditions of Agreement between the City of Cincinnati and the Community Improvement Corporation of Greater Cincinnati recorded in Miscellaneous Book 29, Page 108, Hamilton County, Ohio Records. (See attachment 13)

     22. Terms and Conditions of Agreement between the City of Cincinnati and the Community Improvement Corporation of Greater Cincinnati recorded in Miscellaneous Book 28, Page 447, Hamilton County, Ohio Records. (See attachment 14)

     23. The following matters as set forth on the Subdivision Plat for Prudential Business Park, Section One:

          a)   Blue Ash aerial easement

          b) Restriction that land owner may not interfere with the function and/or the effectiveness of the east and west lakes for use as a retention basin

          c)   Building set back lines

          e)   Existing slope easement

          f)   Ten (10) foot storm sewer easement

 24. Notwithstanding the reference to acreage in the legal description of the land set forth on Exhibit A attached hereto, any policy issued pursuant hereto does not insure the quantity of ground described as acreage.









This Commitment is invalid unless Schedule A, Commitment Number 36-0143-010-0733 is attached.